MML Series Investment Fund – Letter to Shareholders

To Our Shareholders

John V. Murphy

“With significant losses in growth stocks, diversification was a key in 2000. Value shares enjoyed a revival and bond investors were rewarded.”
February 1, 2001

Growth Stocks Unravel as Economy Slows

Two thousand was a year for the record books, but not in a way that most investors would care to see repeated any time soon. Surging stock prices early in the year, especially in the favored technology, media, and telecommunications (TMT) sectors, gave way to a roller coaster ride for the remainder of the period, with growth stocks falling hard in the final quarter and ending the year near their lows. For those who maintained a diversified portfolio, however, 2000 was considerably less painful. Value shares enjoyed a revival, and the fourth quarter rewarded bond investors even as it punished those who insisted on chasing growth stocks.

In the first quarter of the year, the speculative bubble in TMT stocks burst mainly due to excessively high valuations and the Federal Reserve Board’s campaign to raise short-term interest rates in order to cool economic growth and contain inflation. The Fed’s three rate hikes in the first half of the year brought the total number of increases to six since June 1999. With higher interest rates raising the specter of a slowing economy and leaner corporate profits, stocks fell out of bed from mid-March through the Fed’s final rate hike on May 16, led lower by the technology-heavy NASDAQ Composite Index.

Stock investors were granted a reprieve over the summer. For one thing, there was a sense that the Fed would take at least a temporary breather from tightening monetary policy after its half-point increase in May. In addition, there was little evidence of the damage to earnings and the economy that would become painfully evident later in the year. The summer rally was more subdued than the raucous advances of late 1999 and early 2000, however, and investors soberly paid more attention to companies with solid earnings prospects.

Higher interest rates finally took their toll in the last four months of the year. Companies across a variety of sectors scaled back their earnings forecasts, while data on industrial production, retail sales, consumer confidence, and other measures of economic activity rapidly deteriorated. Although few pundits were prepared to declare that a recession was imminent, most observers were surprised by the swiftness of the slowdown, and many investors who had come to think of a soft landing as the best possible scenario likely began to have second thoughts.

As the earnings outlook worsened, growth stocks resumed their downward course with a vengeance, and the NASDAQ Composite Index finished the year with a 39.2% loss, the worst year since its inception in 1971. Approximately 33% of that loss came in the fourth quarter. Intraday volatility for the NASDAQ was its highest ever, while the venerable Dow Jones Industrial Average experienced its highest intraday volatility since the depths of the Great Depression in 1932.

Compared with the NASDAQ Composite Index, the Standard & Poor’s 500 Composite Index (S&P 500) emerged relatively unscathed, losing 9.10%. The elite pentad of Microsoft, Lucent Technologies, WorldCom, AT&T, and Cisco Systems accounted for approximately 81% of the S&P 500’s decline. Notably, that index posted its first negative return since 1990 and its worst year since the grueling bear market of 1974.

While growth-oriented stock indexes ended the year in negative territory, those with a value bias managed positive returns, as investors placed a premium on dependable earnings growth and reasonable valuations. The divergence between growth and value was reflected in the 22.42% loss of the Russell 1000 Growth Index, which finished far behind the 7.01% gain of the Russell 1000 Value Index. The contrast was even more vivid among small-cap stocks, evidenced by the 22.43% decline in the Russell 2000 Growth Index versus the 22.83% advance of the Russell 2000 Value Index. Clearly, small-cap value stocks were one of the premier investments of 2000 and eloquently made the case for diversification across market capitalizations and management styles.

(Continued)

Bonds Benefit from Slowing Growth

The bond market managed to generate positive returns during the first six months of the year in spite of the Fed’s three increases in short-term interest rates. In part, this was due to the Treasury’s buyback program, which reduced supply and increased demand for Treasury securities at the longer end of the yield curve. Furthermore, as the Fed continued to hike rates, bond investors began to anticipate that higher rates would eventually slow the economy and possibly even result in rate reductions by the Fed. Treasuries were the best-performing fixed-income sector for most of the first half, although corporates rallied smartly as spreads narrowed immediately after the Fed’s half-point rate increase in May.

For fixed-income investors, the second half of 2000 was notable primarily for what occurred in the final quarter. An epidemic of earnings warnings and a rapidly contracting economy caused yields across most maturities to fall sharply and boosted prices. High-yield securities were one of the few sectors that did not participate in this trend. Investors were leery of buying junk bonds in an environment where ebbing corporate earnings might put such investments at greater risk of default.

As the economy weakened and earnings prospects fizzled, a broad consensus developed that rates were headed lower. The Fed shifted from a tightening bias to an easing bias (thus bypassing the compromise path of a neutral bias) at its December 19 meeting. However, the central bank decided to leave short-term interest rates unchanged while acknowledging that “the biggest threat to the U.S. economy is no longer inflation, but dangerously slow growth.”

A stunning reversal of this decision occurred on January 3, 2001, one day after the NAPM (National Association of Purchasing Managers) revealed that its index of economic activity for December fell to levels not seen since April 1991. The Fed acted decisively, dropping the federal funds target rate by a half-point and the discount by a quarter-point. On the following day, the discount rate was reduced by a further quarter-point. The importance of these moves was underscored by the fact that they occurred between meetings of the Fed’s Open Market Committee.

Near-Term Outlook Mixed

In the wake of the Fed’s aggressive action at the beginning of the new year, there is widespread anticipation that we will see another rate cut at the next Fed meeting in late January and possibly more reductions over the next few months. Such a scenario would provide some justification for optimism, for multiple easing moves by the Fed have historically had a positive influence on the economy and the stock market. However, the effects of higher interest rates are still percolating through the economy, and now that a slowing trend has begun to take hold, reversing it may take some time. Just as the economy benefited from a wealth effect when stocks were advancing because consumers were willing and able to maintain high levels of spending, we could see the emergence of a “negative wealth effect” now that the stock market has fallen so decisively.

Having said that, however, let me observe that long-term investors should not be unduly swayed by what could happen six months or a year from now. They should, in the words of management guru Tom Peters, “stick to their knitting” and focus on the implementation of strategies that may reach many years or, in some cases, decades into the future. In that regard, it is worth reminding us that the declines endured by stock investors in 2000 do not in most cases even fully offset what was gained in 1999. The long-term prospects for the U.S. economy are bright, and stocks remain the investment vehicle of choice to take advantage of those prospects.

John V. Murphy
President
MML Series Investment Fund
MML Large Cap Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Large Cap Value Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•	invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential
—are attractively valued in the marketplace

How did the Fund perform during 2000?

Since the Fund’s inception on May 1, 2000, through December 31, 2000, its shares returned -  1.05%, beating the - 8.39% return of the S&P 500, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors contributed to the Fund’s performance?

During the late spring and summer months, investors rotated funds between growth and value stocks with no real conviction, as they struggled to assess whether the economy was slowing and what the Federal Reserve Board would do next. The third quarter closed on a weak note, however, as earnings concerns and disappointments affected such market leaders as Intel, Apple, Eastman Kodak, Applied Materials, and Lexmark International.

As it turned out, September was a harbinger of things to come in the fourth quarter. Companies across a broad range of sectors issued earnings warnings, while economic data on employment, retail sales, industrial production, consumer sentiment, and the like rapidly deteriorated. Growth stocks suffered most in this environment, and investors retreated to the relative safety of value shares, which were prized for their dependable earnings growth and relatively modest valuations. As a result, the Fund was able to outperform the S&P 500, although its returns over the abbreviated 8-month reporting period lagged significantly behind the performance of the average large-cap value portfolio guided by the Fund’s management firm, Davis Selected Advisors, L.P., over the entire year.

How was the Fund positioned during the period?

The Fund had significant positions in a number of high-quality health care stocks, and we selectively increased our positions in that sector during the second half of the year. Pharmaceutical firms such as Merck and American Home Products benefited the Fund’s performance. Financial services was another sector that did well, buoyed by investors’ search for dependable earnings growth and the hope that the Fed might cut interest rates as the economy slowed. Our positions in high-quality franchises such as American International Group, Citigroup, Household International, and Golden West stood out as positive contributors.

In the hard-hit technology sector, we wisely sold down several highly valued positions earlier in the year, including Oracle, Applied Materials, Intel, and Texas Instruments. Therefore, we avoided much of the pain caused by steep declines in these issues later in the year. Nevertheless, we have our share of regrets about the Fund’s technology and telecommunications holdings. Even high-quality companies like Hewlett-Packard and Lexmark International, which we believe are experiencing short-term growing pains, suffered share price declines of close to 60%. Recent positions in telecom companies AT&T, Motorola, and Lucent Technologies also caused us considerable consternation. Although we purchased these stocks on substantial weakness earlier in the year, deterioration in the fundamentals of their core businesses caused further declines. Consequently, we liquidated some positions and added to others on price weakness.

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

What is your outlook?

We are optimists at heart and see many reasons to be positive about the long-term prospects for U.S. stocks. However, we are unlikely to see any time soon the outsized gains in the popular market averages that occurred in the 1995-1999 period. The big drivers of the recent bull market—steeply falling interest rates, low inflation, rising productivity, and expanding profit margins—are not as strong as before. In addition, the insatiable appetite of U.S. investors for positive earnings news every 90 days has brought a decline in the quality of reported earnings, as many companies have resorted to aggressive accounting practices to create the illusion of consistent earnings growth. Thus, financial statements and accounting practices must be scrutinized more closely than ever before. Nonetheless, we remain confident in our strong research capabilities and disciplined value methodology for selecting stocks. From a macroeconomic perspective, the Fed’s switch to an easing bias on December 19 and apparent willingness to lower interest rates aggressively increases the economy’s chances of achieving the much-desired soft landing.

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Composite Index

MML Series Investment Fund
Total Return
Since Inception 5/1/00 - 12/31/00

MML Large Cap Value Fund	-1.05%

S&P 500 Composite Index	-8.39%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 83.0%

Advertising — 0.0%
WPP Group PLC Sponsored†	100	$ 6,281

Banking, Savings & Loans — 12.9%
Bank One Corp.	1,100	40,287
Citigroup, Inc.	13,100	668,919
Federal Home Loan Mortgage Corporation	4,800	330,600
Golden West Financial Corp.	5,300	357,750
Providian Financial Corp.	5,000	287,500
Wells Fargo & Company	11,600	645,975

		2,331,031

Broadcasting, Publishing & Printing — 1.2%
Dow Jones & Co., Inc.	500	28,312
Gannett Co., Inc.	1,500	94,594
Tribune Co.	2,200	92,950

		215,856

Building Materials & Construction — 3.9%
Martin Marietta Materials	2,900	122,670
Masco Corp.	17,200	441,825
Vulcan Materials Company	2,900	138,837

		703,332

Commercial Services — 0.9%
Dun & Bradstreet Corp.*	3,150	81,506
Moody’s Corporation	3,100	79,631

		161,137

Communications — 4.6%
Lucent Technologies, Inc.	17,700	238,950
Tellabs, Inc.*	10,300	581,950

		820,900

Computers & Information — 1.5%
Lexmark International Group, Inc.*	6,200	274,737

Computers & Office Equipment — 3.2%
Hewlett-Packard Company	12,500	394,531
International Business Machines Corporation	2,200	187,000

		581,531

Containers — 1.5%
Sealed Air Corp.*	8,600	262,300

	Number of Shares	Market Value

Cosmetics & Personal Care — 0.2%
Gillette Company	1,200	$ 43,350

Data Processing and Preparation — 0.1%
First Data Corp.	500	26,344

Electrical Equipment & Electronics — 4.6%
Intel Corp.	2,200	66,137
Koninklijke Philips Electronics NV NY Shares	1,567	56,804
Molex, Inc.	2,100	74,550
Motorola, Inc.	16,300	330,075
Texas Instruments, Inc.	5,700	270,038
Tycom, Limited*	1,800	40,275

		837,879

Energy — 0.4%
Devon Energy Corporation	1,300	79,261

Financial Services — 14.0%
American Express Company	13,800	758,138
AvalonBay Communities, Inc.	200	10,025
Berkshire Hathaway, Inc. Cl. A*	5	355,000
Centerpoint Properties Corporation	4,600	217,350
Household International, Inc.	12,500	687,500
Morgan Stanley Dean Witter & Co.	4,500	356,625
Stillwell Financial, Inc.	3,600	141,975

		2,526,613

Healthcare — 2.5%
Bristol-Myers Squibb Company	6,100	451,019

Industrial–Diversified — 4.7%
Tyco International Limited	15,200	843,600

Insurance — 7.4%
American International Group, Inc.	7,250	714,578
Chubb Corp.	1,000	86,500
Loews Corp.	900	93,206
Progressive Corp.	1,600	165,800
Sun Life Financial Services of Canada	1,300	34,613
Transatlantic Holdings, Inc.	2,200	232,925

		1,327,622

	Number of Shares	Market Value

Lodging — 0.7%
Marriott International, Inc. Cl. A	3,100	$ 130,975

Machinery & Components — 1.1%
Applied Materials, Inc.*	700	26,731
Dover Corporation	4,000	162,250

		188,981

Medical Supplies — 0.8%
Agilent Technologies, Inc.*	2,749	150,508

Miscellaneous — 1.1%
Minnesota Mining & Manufacturing Co.	1,600	192,800

Pharmaceuticals — 6.3%
American Home Products Corp.	8,300	527,465
Eli Lilly & Co.	1,100	102,369
GlaxoSmithkline PLC†	3,186	178,438
Merck & Co., Inc.	3,100	290,238
Pharmacia Corp.	700	42,700

		1,141,210

Prepackaged Software — 0.4%
BMC Software, Inc.*	4,000	56,000
Novell, Inc.*	3,700	19,310

		75,310

Restaurants — 2.1%
McDonald’s Corp.	11,000	374,000

Retail — 2.4%
Costco Wholesale Corp.*	10,900	435,319

Telephone Utilities — 0.7%
AT&T Corp.	5,371	92,985
AT&T Wireless Group*	1,600	27,700
Loral Space & Communications*	3,600	11,475

		132,160

Tobacco — 2.6%
Philip Morris Companies, Inc.	10,500	462,000

Transportation — 1.2%
United Parcel Service, Inc. Cl. B	3,600	211,725

TOTAL EQUITIES
(Cost $14,974,740)		$14,987,781

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 8.0%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001(a)	$1,438,423	$ 1,438,423

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		1,438,423

TOTAL INVESTMENTS — 91.0%
(Cost $16,413,163)**		16,426,204

Other Assets/ (Liabilities) — 9.0%		1,625,607

NET ASSETS — 100.0%		$ 18,051,811

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $1,439,251. Collateralized by U.S. Government Agency obligation with a rate of 9.375%, maturity date of 02/25/2022, and aggregate market value, including accrued interest, of $1,510,344.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $14,974,740) (Note 2)	$14,987,781
Short-term investments, at amortized cost (Note 2)	1,438,423

Total Investments	16,426,204
Cash	1,587,703
Receivables from:
Fund shares sold	40,446
Interest and dividends	23,196
Foreign taxes withheld	9
Investment adviser (Note 3)	534

Total assets	18,078,092

Liabilities:
Payables for:
Fund shares repurchased	3,250
Directors’ fees and expenses (Note 3)	4,420
Affiliates (Note 3):
Investment management fees	11,402
Accrued expenses and other liabilities	7,209

Total liabilities	26,281

Net assets	$18,051,811

Net assets consist of:
Paid-in capital	$18,078,406
Undistributed net investment income	2,428
Accumulated net realized loss on investments	(42,064)
Net unrealized appreciation on investments	13,041

$18,051,811

Shares outstanding:	1,830,106

Net asset value, offering price and redemption price per share:	$ 9.86

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends (net of withholding tax of $416)	$ 73,280
Interest	70,040

Total investment income	143,320

Expenses: (Note 2)
Investment management fees (Note 3)	68,061
Directors’ fees (Note 3)	8,065
Custody fees	8,030
Audit and legal fees	6,202
Other expenses	524

Total expenses	90,882
Expenses reimbursed (Note 3)	(13,581)

Net expenses	77,301

Net investment income	66,019

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(42,064)
Net change in unrealized appreciation (depreciation) on investments	13,041

Net realized and unrealized loss	(29,023)

Net increase in net assets resulting from operations	$ 36,996

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 66,019
Net realized loss on investment transactions	(42,064)
Net change in unrealized appreciation (depreciation) on investments	13,041

Net increase in net assets resulting from operations	36,996

Distributions to shareholders (Note 2):
From net investment income:	(63,591)

Net fund share transactions (Note 5):	18,078,406

Total increase in net assets	18,051,811

Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $2,428)	$18,051,811

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Period ended 12/31/2000†
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income	0.05	***
Net realized and unrealized gain (loss) on investments	(0.15)

Total income (loss) from investment operations	(0.10)

Less distributions to shareholders:
From net investment income	(0.04)

Net asset value, end of period	$ 9.86

Total Return@	(1.05)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$18,052
Ratio of expenses to average daily net assets:	0.91%	*
Before expense waiver	1.07%	*
After expense waiver#	0.91%	*
Net investment income to average daily net assets	0.78%	*
Portfolio turnover rate	14%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Equity Index Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital through performance that closely tracks that of the S&P 500
•	invest in a portfolio of equity securities mirroring the composition and sector weightings of the S&P 500

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s Class I shares returned -9.53%, slightly trailing the -9.10% return of the S&P 500, a market ca pitalization-weighted, unmanaged index of 500 common stocks. The decline was the worst for the S&P 500 since 1974, including reinvested dividends.

What factors influenced performance during the period?

After dominating the market for several years, growth stocks headed lower in 2000. The sectors that had led the market to so many new highs previously—technology and communication services—were responsible for dragging it down. In fact, excluding those two sectors, the S&P 500 would have risen by about 2% instead of flirting with a double-digit negative return. To make matters worse, large-cap stocks underperformed small-caps again in 2000. Microsoft alone was responsible for nearly 30% of the S&P 500’s decline, while Microsoft, Lucent Technologies, WorldCom, AT&T, and Cisco Systems jointly accounted for approximately 81% of the index’s fall.

Higher interest rates and inflated valuations were the main culprits during the first half of the period, as the Federal Reserve Board raised interest rates in February, March, and May for a total increase of 1.00%. Although higher interest rates triggered a sharp selloff in the spring, many growth stocks recovered over the summer, buoyed by investors’ belief that interest rates might stabilize and the hope that growth could ease without excessive damage to earnings. There was a renewed focus on stocks with solid earnings growth over the summer, and most of the speculative darlings of earlier in the year were left behind. This was a positive development because the Fund, mirroring the index, contains many stocks of companies that are leaders in their respective industries.

The last four months of the year did serious damage to the Fund’s returns. Growth stocks were forced to contend not only with widespread earnings warnings but also with rapidly deteriorating economic data. Amid the carnage in the growth sector, investors fled to value stocks for their more dependable earnings growth and modest valuations. Health care, financials, and consumer nondurables were three sectors that benefited from this trend and partially offset losses in New Economy stocks. Less diversified benchmarks were subject to substantially stiffer losses. The technology-laden NASDAQ Composite Index, for example, fell a whopping 39.20% during the period.

Which stocks and sectors most significantly affected the Fund’s performance?

In the third quarter, the sectors making the most positive contributions were utilities (31.3%), financials (22.7%), capital goods (8.7%), and energy (7.6%). At the level of individual stocks, positive contributors included Manor Care (+124.1%), Humana (+120.5%), and PPL (+90.3%). Weakest sectors were technology (-13.6%), communication services (-11.4%), and basic materials (-8.0%), while the largest individual detractors were Kansas City Southern Industries (-95.1%), Owens-Corning (-71.6%), and 3Com (-66.7%).

For the fourth quarter, positive sectors included basic materials (25.5%), transportation (19.8%), and health care (11.9%). Technology (-31.9%) once again headed the list of negative returns, followed by communication services (-18.2%). Best-performing stocks included Healthsouth (93.3%), Willamette Industries (73.0%), and Conseco (73.0%). Worst performers featured Armstrong Industries (-81.9%), Xerox (-69.8%), and Sapient (-68.5%).

There were 58 company changes to the S&P 500 during the year. Two of the most significant additions were JDS Uniphase and Qwest Communications, both of which were acquired at better average prices than the index inclusion price, resulting in positive value added to the Fund.
MML Equity Index Fund – Portfolio Manager Report (Continued)

What is your outlook?

The markets will have to assess the positive influence of easier monetary policy along with the negative impact of lower earnings growth. A lot depends on whether the Fed can stabilize the economy at a sustainable growth rate of 2% to 3%. If this can be accomplished, the Fund might do reasonably well since a number of sectors in the S&P 500 could perform well in such circumstances. If the economy continues to weaken, however, even the best stocks in the index will likely suffer.

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Composite Index

MML Series Investment Fund
Total Return

	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	5/1/97 - 12/31/00

MML Equity Index Fund Class I	-9.53%	15.56%

S&P 500 Composite Index	-9.10%	16.19%

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Composite Index

MML Series Investment Fund
Total Return
Since Inception
5/1/00 - 12/31/00

MML Equity Index Fund Class II	-8.63%
MML Equity Index Fund Class III	-8.50%

S&P 500 Composite Index	-8.39%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Equity Index Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 97.0%
Advertising — 0.2%
Interpublic Group Cos., Inc.	4,500	$ 191,531
Omnicom Group, Inc.	2,600	215,475

		407,006

Aerospace & Defense — 1.3%
Boeing Co.	12,710	838,860
General Dynamics Corp.	2,900	226,200
Goodrich (B.F.) Co.	1,400	50,925
Honeywell International, Inc.	11,487	543,479
Lockheed Martin Corporation	6,200	210,490
Northrop Grumman Corp.	1,100	91,300
Raytheon Company Cl. B	4,800	149,100
TRW, Inc.	1,800	69,750

		2,180,104

Air Transportation — 0.3%
AMR Corp./Del*	2,100	82,294
Delta Air Lines, Inc.	1,800	90,337
Southwest Airlines	7,237	242,657
US Airways Group, Inc.*	1,000	40,562

		455,850

Apparel, Textiles & Shoes — 0.4%
Gap, Inc.	12,087	308,218
LIZ Claiborne, Inc.	800	33,300
Limited, Inc.	6,200	105,787
Nike, Inc. Cl. B	3,900	217,669
Nordstrom, Inc.	1,900	34,556
Reebok International Limited*	800	21,872
VF Corporation	1,600	57,984

		779,386

	Number of Shares	Market Value

Automotive & Parts — 0.9%
Cooper Tire & Rubber Company	800	$ 8,500
Dana Corp.	1,985	30,395
Delphi Automotive Systems Corporation	7,817	87,941
Ford Motor Company	26,848	629,250
General Motors Corp.	8,070	411,066
Genuine Parts Co.	2,400	62,850
Goodyear Tire & Rubber Company	2,300	52,877
Harley-Davidson, Inc.	4,300	170,925
Navistar International*	800	20,950
Paccar, Inc.	1,000	49,250
Visteon Corp.	2,415	27,772

		1,551,776

Banking, Savings & Loans — 9.3%
Amsouth Bancorporation	5,350	81,587
Bank of America Corp.	23,427	1,074,714
Bank of New York Company, Inc.	10,600	584,987
Bank One Corp.	16,610	608,341
BB&T Corporation	5,700	212,681
Capital One Financial Corp.	2,800	184,275
Charter One Financial, Inc.	2,920	84,315
Chase Manhattan Corp.	18,800	854,225
Citigroup, Inc.	72,293	3,691,461
Comerica, Incorporated	2,250	133,594
Federal Home Loan Mortgage Corporation	9,900	681,862
Federal National Mortgage Association	14,400	1,249,200
Fifth Third Bancorp	6,662	398,054
First Union Corp.	14,096	392,045
Firstar Corporation	13,672	317,874
Fleet Boston Financial Corp.	12,995	488,125
Golden West Financial Corp.	2,300	155,250
Huntington Bancshares, Inc.	3,579	57,935
KeyCorp	6,100	170,800
Mellon Financial Corp.	7,000	344,312
National City Corp.	8,700	250,125
Northern Trust Corp.	3,200	261,000
Old Kent Financial Corp.	1,975	86,406

	Number of Shares	Market Value

PNC Financial Services Group	4,100	$ 299,556
Providian Financial Corp.	4,000	230,000
Regions Financial Corp.	3,200	87,400
SouthTrust Corp.	2,400	97,650
State Street Corp.	2,300	285,683
Summit Bancorp	2,500	95,469
Suntrust Banks, Inc.	4,200	264,600
Synovus Financial Corp.	4,100	110,444
U.S. Bancorp	10,831	316,130
Union Planters Corp.	1,900	67,925
Wachovia Corp.	2,900	168,562
Washington Mutual, Inc.	7,712	409,218
Wells Fargo & Company	24,554	1,367,351

		16,163,156

Beverages — 2.3%
Anheuser-Busch Companies, Inc.	12,900	586,950
Brown-Forman Corporation Cl. B	1,000	66,500
Coca-Cola Company, The	35,700	2,175,469
Coca-Cola Enterprises, Inc.	6,000	114,000
Coors (Adolph) Cl. B	600	48,187
Pepsico, Inc.	20,800	1,030,900

		4,022,006

Broadcasting, Publishing & Printing — 1.7%
American Greetings Corp. Cl. A	800	7,550
Clear Channel Communications*	8,427	408,183
Comcast Corp. Cl. A*	13,000	542,750
Dow Jones & Co., Inc.	1,400	79,275
Gannett Co., Inc.	3,800	239,637
Harcourt General, Inc.	1,000	57,200
Knight Ridder, Inc.	1,000	56,875
The McGraw-Hill Companies, Inc.	2,800	164,150
Meredith Corp.	1,000	32,187
New York Times Co. Cl. A	2,300	92,144
Tribune Co.	4,441	187,632
Viacom, Inc. Cl. B*	21,768	1,017,654

		2,885,237

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Building Materials & Construction — 1.2%
Centex Corp.	800	$ 30,050
Home Depot, Inc.	33,250	1,519,109
Kaufman & Broad Home Corp.	700	23,581
Louisiana-Pacific Corp.	1,400	14,175
Lowe’s Companies, Inc.	5,500	244,750
Masco Corp.	6,500	166,969
Vulcan Materials Company	1,500	71,812

		2,070,446

Chemicals — 1.1%
Air Products and Chemicals, Inc.	3,300	135,300
Ashland, Inc.	1,000	35,890
Dow Chemical Company	9,800	358,925
E. I. du Pont de Nemours and Company	14,975	723,480
Eastman Chemical Company	1,100	53,625
Engelhard Corporation	1,900	38,712
FMC Corp.*	500	35,844
Great Lakes Chemical Corp.	800	29,750
Hercules, Inc.	1,700	32,406
International Flavors & Fragrances, Inc.	1,500	30,469
PPG Industries, Inc.	2,500	115,781
Praxair, Inc.	2,300	102,062
Rohm & Haas Company	3,184	115,619
Union Carbide Corporation	1,900	102,244

		1,910,107

Commercial Services — 0.7%
Allied Waste Industries, Inc.*	3,000	43,687
Block H & R, Inc.	1,200	49,650
Cendant Corporation*	10,161	97,800
Convergys Corporation*	2,300	104,219
Donnelley (R.R.) & Sons Co.	1,700	45,900
Ecolab, Inc.	1,900	82,056
Equifax, Inc.	1,900	54,506
Flour Corporation*	1,100	36,369
Moody’s Corporation	2,400	61,650
Paychex, Inc.	5,350	260,144
PerkinElmer, Inc.	700	73,500

	Number of Shares	Market Value

Quintiles Transnational Corp.*	1,800	$ 37,687
Robert Half International, Inc.*	2,600	68,900
Ryder System, Inc.	1,900	31,587
Vivendi Universal Sponsored†	81	5,290
Waste Management, Inc.	9,032	250,638

		1,303,583

Communications — 3.8%
ADC Telecommunications, Inc.*	11,000	199,375
Andrew Corp.*	1,200	26,100
Avaya, Inc.*	4,015	41,405
Global Crossing Limited*	12,445	178,119
Lucent Technologies, Inc.	47,985	647,797
Network Appliance, Inc.*	4,500	289,055
Nextel Communications, Inc. Cl. A*	11,200	277,200
Nortel Networks Corporation	44,520	1,427,422
Qualcomm, Inc.*	10,700	879,406
SBC Communications, Inc.	48,564	2,318,931
Scientific-Atlanta, Inc.	2,300	74,894
Tellabs, Inc.*	5,900	333,350

		6,693,054

Computer Integrated Systems Design — 1.0%
Autodesk, Inc.	1,000	26,937
Broadvision, Inc.*	4,100	48,431
Cabletron Systems*	2,700	40,669
Computer Sciences Corp.*	2,400	144,300
Parametric Technology Corp.*	3,800	51,062
Sapient Corp.*	1,600	19,100
Sun Microsystems, Inc.*	46,283	1,290,139
Teradyne, Inc.*	2,500	93,125
Unisys Corporation*	4,400	64,350

		1,778,113

Computer Programming Services — 0.1%
Mercury Interactive Corp.*	1,100	99,275

	Number of Shares	Market Value

Computers & Information — 4.7%
Apple Computer, Inc.*	4,700	$ 69,912
Cisco Systems, Inc.*	103,500	3,958,875
Compaq Computer Corp.	24,492	368,605
Comverse Technology, Inc.*	2,319	251,901
Dell Computer Corp.*	37,200	648,675
EMC Corp.*	31,500	2,094,750
Gateway, Inc.*	4,700	84,553
Lexmark International Group, Inc.*	1,800	79,762
Palm, Inc.*	8,129	230,152
Solectron Corp.*	9,100	308,490
Symbol Technologies, Inc.	2,100	75,600

		8,171,275

Computers & Office Equipment — 2.1%
Electronic Data Systems Corporation	6,800	392,700
Hewlett-Packard Company	28,400	896,375
International Business Machines Corporation	25,256	2,146,760
Pitney Bowes, Inc.	3,700	122,562
Xerox Corp.	9,600	44,400

		3,602,797

Containers — 0.1%
Ball Corp.	400	18,425
Bemis Company, Inc.	700	23,494
Pactiv Corporation*	2,300	28,462
Sealed Air Corp.*	1,207	36,813
Temple-Inland, Inc.	700	37,537

		144,731

Cosmetics & Personal Care — 1.9%
Alberto-Culver Co. Cl. B	800	34,250
Avon Products	3,400	162,775
Colgate-Palmolive Company	8,200	529,310
Gillette Company	15,200	549,100
Kimberly-Clark Corporation	7,700	544,313
Procter & Gamble Company, The	18,800	1,474,625

		3,294,373

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Data Processing and Preparation — 0.7%
Automatic Data Processing, Inc.	9,100	$ 576,144
Ceridian Corp.*	2,200	43,862
Deluxe Corp.	1,000	25,270
First Data Corp.	5,800	305,587
IMS Health, Inc.	4,300	116,100
NCR Corporation*	1,400	68,775

		1,135,738

Electric Utilities — 2.5%
AES Corp.*	6,500	359,937
Allegheny Energy, Inc.	1,600	77,100
Ameren Corporation	1,900	87,994
American Electric Power Company	4,580	212,970
Calpine Corporation*	3,991	179,844
Cinergy Corp.	2,200	77,275
CMS Energy Corp.	1,628	51,587
Consolidated Edison, Inc.	2,900	111,650
Constellation Energy Group, Inc.	2,100	94,631
Dominion Resources, Inc.	3,468	232,356
DTE Energy Company	1,900	73,981
Duke Energy Corporation	5,222	445,175
Edison International	4,500	70,312
Entergy Corp.	3,500	148,094
Exelon Corp.	4,512	316,788
FirstEnergy Corporation	3,100	97,844
FPL Group, Inc.	2,500	179,375
GPU, Inc.	1,600	58,900
Niagara Mohawk Holdings, Inc.*	2,100	35,044
NiSource, Inc.	3,072	94,464
NiSource, Inc. Preferred Convertible	671	1,845
PG&E Corp.	5,400	108,000
Pinnacle West Capital Corporation	1,100	52,387
PPL Corporation	2,000	90,375
Progress Energy, Inc.	4,558	224,197
Public Service Enterprise Group	3,000	145,875
Reliant Energy, Inc.	4,399	190,532
Southern Co.	9,600	319,200
TXU Corporation	3,645	161,519

		4,299,251

	Number of Shares	Market Value

Electrical Equipment & Electronics — 9.1%
Adaptec, Inc.*	1,500	$ 15,375
Advanced Micro Devices*	4,500	62,156
Altera Corp.*	5,700	149,981
American Power Conversion Corp.*	3,300	40,837
Analog Devices, Inc.*	5,100	261,056
Applied Micro Circuits Corp.*	4,300	322,702
Broadcom Corp. Cl. A*	3,383	285,863
Conexant Systems, Inc.*	3,300	50,737
Emerson Electric Co.	5,900	464,994
General Electric Company	142,400	6,826,299
Intel Corp.	96,800	2,910,050
Jds Uniphase Corp.*	13,811	575,746
Johnson Controls, Inc.	1,200	62,400
Kla-Tencor Corp.*	2,700	90,956
Linear Technology Corp.	4,600	212,750
LSI Logic Corp.*	4,600	78,614
Maxim Integrated Products*	4,100	196,031
Micron Technology, Inc.*	8,200	291,100
Molex, Inc.	2,850	101,175
Motorola, Inc.	31,315	634,129
National Semiconductor Corp.*	2,600	52,325
Novellus Systems, Inc.*	1,900	68,281
Power-One, Inc.*	1,100	43,244
Qlogic Corp.*	1,300	100,100
Rockwell International Corp.	3,000	142,875
Sanmina Corp.*	2,200	168,575
Texas Instruments, Inc.	24,896	1,179,448
Thomas & Betts Corporation	1,800	29,137
Vitesse Semiconductor Corp.*	2,600	143,812
Xilinx, Inc.*	4,700	216,787

		15,777,535

Energy — 7.4%
Amerada Hess Corp.	1,200	87,675
Anadarko Petroleum Corp.	3,574	254,040
Apache Corporation	1,700	119,106
Burlington Resources, Inc.	3,052	154,126

	Number of Shares	Market Value

Chevron Corporation	9,224	$ 778,851
Coastal Corp.	3,100	273,769
Conoco, Inc. Cl. B	9,068	262,405
Devon Energy Corporation	1,800	109,746
Dynegy, Inc.	4,570	256,206
EL Paso Energy Corporation	3,300	236,362
Enron Corp.	10,700	889,437
EOG Resources, Inc.	1,700	92,969
Exxon Mobil Corp.	49,913	4,339,311
Halliburton Co.	6,300	228,375
Kerr-McGee Corp.	1,347	90,165
Keyspan Corporation	2,000	84,750
Kinder Morgan, Inc.	1,700	88,719
Nabors Industries, Inc.*	2,105	124,511
Nicor, Inc.	700	30,231
Occidental Petroleum Corporation	5,200	126,100
Oneok, Inc.	400	19,275
Peoples Energy Corp.	500	22,375
Phillips Petroleum Co.	3,600	204,750
Rowan Cos., Inc.*	1,600	43,200
Royal Dutch Petroleum Company NY Shares	30,800	1,865,325
Schlumberger Limited	8,200	655,487
Sempra Energy	2,751	63,961
Sunoco, Inc.	1,300	43,794
Texaco, Inc.	7,900	490,787
Tosco Corp.	2,000	67,875
Transocean Sedco Forex, Inc.	3,000	138,000
Unocal Corporation	3,400	131,537
USX-Marathon Group	4,500	124,875
The Williams Companies, Inc.	6,300	251,606
XCEL Energy, Inc.	4,715	137,030

		12,886,731

Entertainment & Leisure — 1.1%
Brunswick Corp.	1,200	19,725
Harrah’s Entertainment, Inc.*	1,700	44,837
Time Warner, Inc.	19,100	997,784
Walt Disney Company, The	29,900	865,231

		1,927,577

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Financial Services — 3.5%
American Express Company	19,100	$ 1,049,306
American General Corporation	3,610	294,215
Bear Stearns Companies, Inc.	1,656	83,939
The CIT Group, Inc. Cl. A	3,600	72,450
Countrywide Credit Industries, Inc.	1,600	80,400
Franklin Resources, Inc.	3,500	133,350
Household International, Inc.	6,713	369,215
Lehman Brothers Holdings, Inc.	3,500	236,687
MBNA Corp.	12,133	448,163
Merrill Lynch & Co., Inc.	11,600	790,975
J.P. Morgan & Company	2,300	380,650
Morgan Stanley Dean Witter & Co.	16,050	1,271,962
Price (T. Rowe) Associates	1,800	76,078
Schwab (Charles) Corp.	19,875	563,953
Stillwell Financial, Inc.	3,200	126,200
USA Education, Inc.	2,300	156,400

		6,133,943

Foods — 1.8%
Archer-Daniels-Midland	9,154	137,310
Campbell Soup Company	6,100	211,212
ConAgra, Inc.	7,700	200,200
General Mills, Inc.	4,100	182,706
Heinz (H. J.) Company	5,000	237,187
Hershey Foods Corporation	2,000	128,750
Kellogg Co.	5,800	152,250
The Kroger Co.*	11,800	319,338
Quaker Oats Co.	1,900	185,013
Ralston Purina Group	4,400	114,950
Safeway, Inc.*	7,200	450,000
Sara Lee Corp.	11,959	293,743
Starbucks Corp.*	2,700	119,475
SuperValu, Inc.	1,900	26,363
SYSCO Corp.	9,600	288,000
Wrigley (WM.) Jr. Co.	1,600	153,300

		3,199,797

	Number of Shares	Market Value

Forest Products & Paper — 0.4%
Boise Cascade Corp.	1,100	$ 36,988
Georgia-Pacific Group	3,140	97,733
International Paper Company	6,923	282,545
Mead Corporation	1,400	43,925
Potlatch Corp.	400	13,425
Westvaco Corporation	1,400	40,863
Weyerhaeuser Company	3,100	157,325
Willamette Industries	1,500	70,406

		743,210

Healthcare — 2.6%
Becton, Dickinson and Company	3,700	128,113
Bristol-Myers Squibb Company	28,098	2,077,496
The Healthcare Company	7,900	347,679
Healthsouth Corp.*	5,500	89,719
Humana, Inc.*	2,400	36,600
Manor Care, Inc.*	1,500	30,938
Schering-Plough Corp.	21,000	1,191,750
Tenet Healthcare Corporation	4,600	204,413
UnitedHealth Group Incorporated	4,600	282,325
Wellpoint Health Networks*	900	103,725

		4,492,758

Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.	2,800	53,025
Maytag Corp.	1,100	35,544
Pulte Corp.	600	25,313
Whirlpool Corp.	1,000	47,688

		161,570

Household Products — 0.8%
The Clorox Company	3,400	120,700
Corning, Incorporated	13,216	697,970
Snap-On, Inc.	800	22,300
Tupperware Corp.	900	18,394
Unilever NV NY Shares	8,232	518,102

		1,377,466

	Number of Shares	Market Value

Industrial - Distribution — 0.0%
W.W. Grainger, Inc.	1,300	$ 47,450

Industrial - Diversified — 1.0%
Illinois Tool Works, Inc.	4,300	256,119
McDermott International, Inc.	600	6,450
Tyco International Limited	25,077	1,391,774

		1,654,343

Information Retrieval Services — 0.8%
America Online, Inc.*	33,720	1,173,456
Yahoo!, Inc.*	8,200	247,410

		1,420,866

Insurance — 4.1%
Aetna, Inc.*	2,000	82,125
Aflac, Inc.	3,800	274,313
Allstate Corp.	10,500	457,406
AMBAC Financial Group, Inc.	1,500	87,469
American International Group, Inc.	33,489	3,300,760
AON Corp.	3,550	121,588
Chubb Corp.	2,500	216,250
CIGNA Corporation	2,200	291,060
Cincinnati Financial Corp.	2,300	90,994
Conseco, Inc.	4,958	65,384
The Hartford Financial Services Group, Inc.	3,200	226,000
Jefferson-Pilot Corporation	1,400	104,650
Lincoln National Corp.	2,800	132,475
Loews Corp.	1,400	144,988
Marsh & McLennan Companies, Inc.	3,900	456,300
MBIA, Inc.	1,400	103,775
Metlife Inc.	11,000	385,000
MGIC Investment Corp.	1,500	101,156
Progressive Corp.	1,000	103,625
Safeco Corp.	1,800	59,175
St. Paul Companies	3,124	169,672
Torchmark Corp.	1,900	73,031
UnumProvident Corp.	3,538	95,084

		7,142,280

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Lodging — 0.2%
Hilton Hotels Corp.	5,200	$ 54,600
Marriott International, Inc. Cl. A	3,400	143,650
Starwood Hotels & Resorts Worldwide, Inc.	2,760	97,290

		295,540

Machinery & Components — 1.2%
Applied Materials, Inc.*	11,700	446,794
Baker Hughes, Inc.	4,740	197,006
Black & Decker Corporation	1,200	47,100
Briggs & Stratton	300	13,313
Caterpillar, Inc.	4,900	231,831
Cummins Engine Co., Inc.	1,100	41,731
Danaher Corporation	2,000	136,750
Deere & Co.	3,400	155,763
Dover Corporation	2,900	117,631
Ingersoll-Rand Co.	2,400	100,500
Pall Corporation	1,700	36,231
Parker-Hannifin Corporation	1,600	70,600
The Stanley Works	1,200	37,425
Timken Co.	800	12,100
United Technologies Corp.	6,700	526,788

		2,171,563

Manufacturing — 0.0%
Millipore Corp.	700	44,100

Manufacturing-Diversified — 0.2%
Cooper Industries, Inc.	1,700	78,094
Eaton Corp.	1,100	82,706
ITT Industries, Inc.	1,200	46,500
National Service Industries, Inc.	600	15,413
Textron, Inc.	2,000	93,000

		315,713

Medical Supplies — 1.8%
Agilent Technologies, Inc.*	6,457	353,521
Allergan, Inc.	1,900	183,944
Applera Corp.-Applied Biosystems Group	3,000	282,188
Bard (C.R.), Inc.	700	32,594
Bausch & Lomb, Inc.	800	32,350

	Number of Shares	Market Value

Baxter International, Inc.	4,200	$ 370,913
Biomet, Inc.	2,550	101,203
Boston Scientific Corporation*	5,900	80,756
Guidant Corp.*	4,400	237,325
Medtronic, Inc.	17,300	1,044,488
St. Jude Medical, Inc.*	1,200	73,725
Stryker Corporation	2,800	141,652
Tektronix, Inc.	1,300	43,794
Thermo Electron Corp.*	2,600	77,350

		3,055,803

Metals & Mining — 0.6%
Alcan Aluminium Limited	4,833	165,228
Alcoa, Inc.	12,384	414,864
Allegheny Technologies, Inc.	1,100	17,463
Barrick Gold Corp.	5,700	93,366
Crane Co.	800	22,750
Freeport-McMoran Copper & Gold, Inc. Cl. B*	2,100	17,981
Homestake Mining Company	3,200	13,400
Inco Limited*	2,600	43,576
Massey Energy Company	165	2,104
Newmont Mining Corp.	2,572	43,885
Nucor Corp.	1,100	43,656
Phelps Dodge Corp.	1,160	64,743
Placer Dome, Inc.	4,700	45,238
USX-U.S. Steel Group, Inc.	1,200	21,600
Worthington Industries, Inc.	1,200	9,675

		1,019,529

Miscellaneous — 0.4%
Avery-Dennison Corp.	1,600	87,800
Minnesota Mining & Manufacturing Co.	5,700	686,850

		774,650

Pharmaceuticals — 9.6%
Abbott Laboratories	22,200	1,075,313
Alza Corp.*	3,400	144,500
American Home Products Corp.	18,800	1,194,740
Amgen, Inc.*	14,800	946,275

	Number of Shares	Market Value

Biogen, Inc.*	2,100	$ 126,131
Cardinal Health, Inc.	4,050	403,481
Chiron Corp.*	2,700	120,150
Eli Lilly & Co.	16,200	1,507,613
Forest Laboratories, Inc. Cl. A*	1,300	172,738
Johnson & Johnson	20,000	2,101,250
King Pharmaceuticals, Inc.*	2,426	125,394
Mckesson HBOC, Inc.	4,092	146,862
Medimmune, Inc.*	3,000	143,063
Merck & Co., Inc.	33,100	3,098,988
Pfizer, Inc.	90,675	4,171,050
Pharmacia Corp.	18,531	1,130,391
Sigma-Aldrich	1,200	47,175
Watson Pharmaceutical, Inc.*	1,500	76,781

		16,731,895

Photography Equipment / Supplies — 0.1%
Eastman Kodak Co.	4,400	173,250

Prepackaged Software — 4.2%
Adobe Systems, Inc.	3,400	197,838
BMC Software, Inc.*	3,400	47,600
Citrix Systems, Inc.*	2,600	58,500
Computer Associates International	8,350	162,825
Compuware Corp.*	5,300	33,125
Intuit, Inc.*	2,900	114,369
Microsoft Corp.*	76,648	3,324,607
Novell, Inc.*	4,500	23,485
Oracle Corporation*	80,465	2,338,514
Peoplesoft, Inc.*	4,100	152,469
Siebel Systems, Inc.*	6,173	418,221
Veritas Software Corp.*	5,615	491,313

		7,362,866

Restaurants — 0.5%
Darden Restaurants, Inc.	1,700	38,888
McDonald’s Corp.	18,800	639,200
Tricon Global Restaurants, Inc.*	2,090	68,970
Wendy’s International, Inc.	1,600	42,000

		789,058

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Retail — 3.9%
Autozone, Inc.*	1,800	$ 51,300
Bed Bath & Beyond, Inc.*	4,100	91,738
Best Buy Co., Inc.*	3,000	88,688
Circuit City Stores	3,000	34,500
Cons Stores Corp.*	1,600	17,000
Costco Wholesale Corp.*	6,400	255,600
CVS Corporation	5,600	335,650
Dillards, Inc. Cl. A	1,200	14,175
Dollar General Corp.	4,721	89,109
Federated Department Stores*	3,000	105,000
K Mart Corp.*	7,200	38,250
Kohls Corp.*	4,700	286,700
Longs Drug Stores, Inc.	500	12,063
The May Department Stores Company	4,250	139,188
Newell Rubbermaid, Inc.	3,872	88,088
Office Depot, Inc.*	4,300	30,638
J.C. Penney Co., Inc.	3,900	42,413
RadioShack Corporation	2,700	115,594
Sears Roebuck and Co.	4,800	166,800
Sherwin-Williams Co.	2,400	63,150
Staples, Inc.*	6,550	77,372
Target Corporation	12,900	416,025
Tiffany & Co.	2,100	66,413
TJX Companies, Inc.	4,200	116,550
Toys R US, Inc.*	2,900	48,394
Walgreen Co.	14,600	610,463
Wal-Mart Stores, Inc.	64,200	3,410,625

		6,811,486

Retail - Grocery — 0.1%
Albertson’s, Inc.	6,093	161,465
Winn-Dixie Stores, Inc.	2,000	38,750

		200,215

Telephone Utilities — 3.7%
Alltel Corp.	4,700	293,456
AT&T Corp.	53,775	930,980
BellSouth Corporation	26,800	1,097,125
CenturyTel, Inc.	1,900	67,925
Qwest Communications International*	23,701	971,741
Sprint Corp. (FON Group)	12,600	255,938
Sprint Corp. (PCS Group)*	13,600	277,950

	Number of Shares	Market Value

Verizon Communications	38,729	$ 1,941,291
Worldcom, Inc.*	41,177	576,478

		6,412,884

Tobacco — 0.9%
Fortune Brands, Inc.	2,300	69,000
Philip Morris Companies, Inc.	31,822	1,400,168
UST, Inc.	2,200	61,738

		1,530,906

Toys, Games — 0.1%
Hasbro, Inc.	2,450	26,031
Mattel, Inc.	6,000	86,640

		112,671

Transportation — 0.5%
Burlington Northern Santa Fe Corp.	5,700	161,381
Carnival Corp.	8,400	258,825
CSX Corporation	3,100	80,406
FedEx Corp.*	3,920	156,643
Norfolk Southern Corporation	5,500	73,219
Union Pacific Corp.	3,600	182,700

		913,174

Travel — 0.0%
Sabre Holdings Corp.	1,811	78,099

TOTAL EQUITIES
(Cost $164,175,928)		168,706,192

		Principal Amount
SHORT-TERM INVESTMENTS — 8.5%
Cash Equivalents — 5.6%
Banc One Bank Note**
6.800%	07/02/2001	$ 195,511	195,511
Bank of America Bank Note**
6.670%	03/22/2001	195,513	195,513
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	912,429	912,429
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	2,346,253	2,346,253
First Union Bank Note**
6.670%	05/09/2001	195,510	195,510

		Principal Amount	Market Value

Fleet National Bank Note**
6.850%	04/30/2001	$ 762,336	$ 762,336
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	456,220	456,220
Merrimac Money Market Fund**
6.500%	01/02/2001	1,686,621	1,686,621
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	391,041	391,041
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	558,296	558,296
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	1,498,995	1,498,995
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	456,216	456,216

			9,654,941

Repurchase Agreement — 2.6%
Investors Bank & Trust Company
Repurchase Agreement,
dated 12/29/00, 5.18%, due 01/02/2001(a)		4,574,168	4,574,168

U.S. Treasury Bill — 0.3%
U.S. Treasury Bill***
6.110%	01/18/2001	500,000	498,557

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			14,727,666

TOTAL INVESTMENTS — 105.5%
(Cost $178,903,594)****			183,433,858
Other Assets/ (Liabilities) — (5.5%)			(9,526,790)

NET ASSETS — 100.0%			$ 173,907,068

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	This security is held as collateral for open futures contracts. (Note 2).

****	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)	Maturity value of $4,577,459. Collateralized by
U.S. Government Agency obligation with a rate of
8.262%, maturity date of 03/01/2024, and
aggregate market value, including accrued
interest of $4,802,904.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $164,175,928) (Note 2)	$168,706,192
Short-term investments, at amortized cost (Note 2)	14,727,666

Total Investments	183,433,858
Cash	300,000
Receivables from:
Fund shares sold	133,088
Interest and dividends	153,683
Foreign taxes withheld	2,229
Investment adviser (Note 3)	4,026

Total assets	184,026,884

Liabilities:
Payables for:
Investments purchased	322,195
Fund shares repurchased	2,500
Variation margin on open futures contracts (Note 2)	68,250
Securities on loan (Note 2)	9,654,941
Directors’ fees and expenses (Note 3)	8,885
Affiliates (Note 3):
Investment management fees	14,497
Administration fees	27,408
Accrued expenses and other liabilities	21,140

Total liabilities	10,119,816

Net assets	$173,907,068

Net assets consist of:
Paid-in capital	$169,563,467
Undistributed net investment income	2,977
Accumulated net realized loss on investments and futures contracts	(173,600)
Net unrealized appreciation on investments and futures contract s	4,514,224

$173,907,068

Net assets:
Class I	$ 82,798,092

Class II	$ 56,997,717

Class III	$ 34,111,259

Shares outstanding:
Class I	5,088,292

Class II	3,504,441

Class III	2,096,980

Net asset value, offering price and redemption price per share:
Class I	$ 16.27

Class II	$ 16.26

Class III	$ 16.27

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends (net of withholding tax of $7,336)	$ 1,578,685
Interest (including securities lending income of $3,531)	386,856

Total investment income	1,965,541

Expenses: (Note 2)
Investment management fees (Note 3)	254,536
Custody fees	37,925
Audit and legal fees	19,742
Directors’ fees (Note 3)	16,442
Other expenses	2,347

330,992
Expenses Reimbursed (Note 3)	(4,026)

326,966
Administration fees (Note 3):
Class I	156,452

Class II *	58,754
Class II fees waived *	(15,639)

43,115

Class III *	12,284
Class III fees waived *	(12,284)
-

Net expenses	526,533

Net investment income	1,439,008

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	373,493
Closed futures contracts	(465,094)

Net realized loss	(91,601)

Net change in unrealized appreciation (depreciation) on:
Investments	(17,158,803)
Open futures contracts	(84,000)

Net unrealized loss	(17,242,803)

Net realized and unrealized loss	(17,334,404)

Net decrease in net assets resulting from operations	$(15,895,396)

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 1,439,008	$ 489,013
Net realized gain (loss) on investment transactions and futures contracts	(91,601)	581,500
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(17,242,803)	10,753,807

Net increase (decrease) in net assets resulting from operations	(15,895,396)	11,824,320

Distributions to shareholders (Note 2):
From net investment income:
Class I	(611,199)	(491,028)
Class II*	(477,363)	-
Class III*	(346,760)	-

Total distributions from net investment income	(1,435,322)	(491,028)

From net realized gains:
Class I	-	(686,989)

Total distributions from net realized gains	-	(686,989)

Net fund share transactions (Note 5):
Class I	(3,635,733)	48,333,681
Class II*	62,188,711	-
Class III*	37,635,547	-

Increase in net assets from net fund share transactions	96,188,525	48,333,681

Total increase in net assets	78,857,807	58,979,984

Net assets:
Beginning of year	95,049,261	36,069,277

End of year (including undistributed net investment income of $2,977 and $0, respectively)	$173,907,068	$95,049,261

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Year ended 12/31/2000	Year ended 12/31/1999	Year ended 12/31/1998	Period ended 12/31/1997†
Net asset value, beginning of period	$ 18.13	$ 15.26	$ 12.08	$ 10.00

Income (loss) from investment operations:
Net investment income	0.16 ***	0.09	0.13	0.09
Net realized and unrealized gain (loss) on investments	(1.88)	3.01	3.28	2.10

Total income (loss) from investment operations	(1.72)	3.10	3.41	2.19

Less distributions to shareholders:
From net investment income	(0.14)	(0.09)	(0.13)	(0.09)
From net realized gains	-	(0.14)	(0.10)	(0.02)

Total distributions	(0.14)	(0.23)	(0.23)	(0.11)

Net asset value, end of period	$ 16.27	$ 18.13	$ 15.26	$ 12.08

Total Return@	(9.53)%	20.32%	28.22%	21.39%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$82,798	$95,049	$36,069	$24,202
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	0.50%	0.60%	0.43%	*
After expense waiver#	0.45%	N/A	0.50%	N/A
Net investment income to average daily net assets	0.89%	0.92%	0.91%	0.80%	*
Portfolio turnover rate	3%	3%	5%	2%	**

	Class II	Class III
	Period ended 12/31/2000††	Period ended 12/31/2000††
Net asset value, beginning of period	$ 17.96	$ 17.96

Income (loss) from investment operations:
Net investment income	0.13 ***	0.15 ***
Net realized and unrealized gain (loss) on investments	(1.68)	(1.67)

Total income (loss) from investment operations	(1.55)	(1.52)

Less distributions to shareholders:
From net investment income	(0.15)	(0.17)

Net asset value, end of period	$ 16.26	$ 16.27

Total Return@	(8.63)% **	(8.50)% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$56,998	$34,111
Ratio of expenses to average daily net assets:
Before expense waiver	0.34% *	0.20% *
After expense waiver##	0.29% *	0.15% *
Net investment income to average daily net assets	1.10% *	1.25% *
Portfolio turnover rate	3%	3%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 1997 (commencement of operations) through December 31, 1997.
††	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 1998 and the year ended December 31, 2000.
##	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and future income
•	invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

The Fund had a negative return but managed to beat its benchmark by a substantial margin. For the 12 months that ended December 31, 2000, the Fund’s shares returned -6.54%, which compared favorably with the -9.10% return of the S&P 500, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

Most of the Fund’s outperformance came in the first half of the year. We began reducing our technology exposure in the first quarter, when stock prices in that sector were bid up to excessive levels. When New Economy stocks plunged in the spring, we were able to pick up some good bargains. During the second half of the year, which included another volatile stretch for growth stocks, we more or less kept pace with our benchmark.

What factors contributed to the volatility during the period?

Stock prices were jump-started around the end of 1999 and the beginning of 2000 by massive injections of liquidity into the financial system by the Federal Reserve Board, which was concerned about a potential Y2K-related run on the banks. Once the new year had come and gone with no Y2K disasters, the Fed withdrew excess liquidity. In addition, Fed officials raised interest rates three times during the first six months of 2000, bumping up both the federal funds target rate and the discount rate a total of 1.00%. The combination of tighter monetary policy and inflated stock valuations was too much for the market to bear, leading to a sharp correction from mid-March through late May, around the time of the Fed’s final rate hike. The correction affected primarily the growth segment of the market, as investors seeking more modest valuations and dependable earnings growth rotated money into value shares.

The market rebounded over the summer, buoyed by the possibility that interest rates might stabilize and by a still-vibrant economy. Only the barest hint of a slowdown was apparent during the summer months. From September through the end of the year, however, the investment environment deteriorated rapidly. Companies across a broad range of sectors issued earnings warnings, while industrial production, retail sales, and other indicators of economic activity fell sharply. Growth stocks responded by taking another plunge and ended the year near their lows. The situation deteriorated so rapidly that at its December 19 meeting the Fed took the unusual step of moving from a tightening bias to an easing bias, thus bypassing the middle route of a neutral bias. While this cheered some investors, others were disappointed that the central bank didn’t actually reduce interest rates.

How was the Fund positioned during the second half of the year?

We carried a reduced but still substantial technology weighting. In addition, we increased the Fund’s weighting in defensive sectors—in other words, those that tend to offer dependable earnings growth that is less dependent on the state of the overall economy. For example, we increased our allocation in the financial sector, which gathered some momentum around mid-year on anticipation that the Fed might be finished raising interest rates. We particularly liked property and casualty insurers for the positive pricing power they enjoyed after a long period of falling prices.

Furthermore, we felt that insurers would be more insulated from credit risks than banks in a softening economy. In the health care sector, pharmaceutical stocks offered strong growth prospects due to positive demographic trends and solid underlying demand. The election of a Republican president was also a positive influence on these stocks since it reduced the chances of price controls that would be

MML Growth Equity Fund – Portfolio Manager Report (Continued)

harmful to the industry. The Fund also benefited from selected positions in food and drug retailers and business services providers.

What is your outlook?

We continue to like technology investments over the long term. In the short term, however, selectivity will be a virtue, as some segments have better prospects than others. We’re currently avoiding semiconductor and electronics stocks because they are facing weak cyclical demand. On the positive side, we favor software investments because of several important pending upgrades, the most important of which is a new version of Microsoft’s Windows 2000 operating system.
Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Composite Index

MML Series Investment Fund
Total Return
	One Year 1/1/00 - 12/31/00	Since Inception Average Annual 5/3/99 - 12/31/00

MML Growth Equity Fund	-6.54%	12.43%

S&P 500 Composite Index	-9.10%	0.54%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Growth Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 91.5%

Aerospace & Defense — 1.9%
Boeing Co.	1,900	$ 125,400
General Dynamics Corp.	7,100	553,800
Honeywell International, Inc.	6,800	321,725

		1,000,925

Apparel, Textiles & Shoes — 0.8%
Gap, Inc.	10,500	267,750
Nike, Inc. Cl. B	2,800	156,275

		424,025

Automotive — 0.4%
Harley-Davidson, Inc.	5,600	222,600

Banking, Savings & Loans — 6.0%
Citigroup, Inc.	21,920	1,119,290
Federal Home Loan Mortgage Corporation	21,400	1,473,925
PNC Financial Services Group	2,100	153,431
Providian Financial Corp.	4,200	241,500
State Street Corp.	1,490	185,073

		3,173,219

Beverages — 1.4%
Anheuser-Busch Companies, Inc.	2,300	104,650
Diageo Capital PLC	25,700	287,930
Pepsico, Inc.	7,000	346,937

		739,517

Broadcasting, Publishing & Printing — 3.3%
Charter Communications, Inc. Cl. A*	1,800	40,837
Clear Channel Communications*	3,900	188,906
Comcast Corp. Cl. A*	7,900	329,825
Univision Communications, Inc.*	3,600	147,375
Viacom, Inc. Cl. B*	22,074	1,031,959

		1,738,902

Building Materials & Construction — 0.6%
Home Depot, Inc.	6,800	310,675

	Number of Shares	Market Value

Chemicals — 0.6%
Akzo Nobel	2,000	$ 107,404
Praxair, Inc.	4,600	204,125

		311,529

Communications — 4.8%
American Tower Corp. Cl. A*	18,800	712,050
China Telecom (Hong Kong) Limited	31,500	172,040
Ciena Corp.*	2,400	195,000
Echostar Communications Corp.*	16,500	375,375
Global Crossing Limited*	13,300	190,356
Juniper Networks, Inc.*	300	37,819
Nokia Corp. Sponsored †	5,500	239,250
Nortel Networks Corporation	5,640	180,832
NTL Incorporated*	1,725	41,292
Time Warner Telecom, Inc. Cl. A*	400	25,375
Vodafone AirTouch PLC	112,523	412,656

		2,582,045

Computer Integrated Systems Design — 1.4%
Computer Sciences Corp.*	6,380	383,597
Sun Microsystems, Inc.*	12,400	345,650

		729,247

Computer Programming Services — 0.3%
Mercury Interactive Corp.*	700	63,175
VeriSign, Inc.*	1,232	91,399

		154,574

Computers & Information — 6.6%
Cisco Systems, Inc.*	39,660	1,517,339
Compaq Computer Corp.	13,600	204,680
Comverse Technology, Inc.*	4,100	445,362
Dell Computer Corp.*	4,600	80,212
EMC Corp.*	13,760	915,040
Emulex Corp.*	2,400	191,850
Extreme Networks*	2,900	113,462
Palm, Inc.*	2,000	56,625

		3,524,570

Data Processing and Preparation — 0.6%
IMS Health, Inc.	11,300	305,100

	Number of Shares	Market Value

Electric Utilities — 2.4%
AES Corp.*	16,080	$ 890,430
Calpine Corporation*	8,300	374,019

		1,264,449

Electrical Equipment & Electronics — 5.9%
Analog Devices, Inc.*	2,840	145,372
Applied Micro Circuits Corp.*	2,700	202,627
Atmel Corp.*	200	2,325
Flextronics International Limited*	23,728	676,248
General Electric Company	20,060	961,626
Intel Corp.	10,600	318,662
Micron Technology, Inc.*	4,900	173,950
Qlogic Corp.*	1,998	153,846
Sanmina Corp.*	3,300	252,862
Texas Instruments, Inc.	2,600	123,175
Xilinx, Inc.*	2,600	119,925

		3,130,618

Energy — 6.5%
BJ Services Co.*	2,900	199,737
Coastal Corp.	8,600	759,487
Dynegy, Inc.	5,100	285,919
Exxon Mobil Corp.	5,600	486,850
Noble Drilling Corp.*	6,520	283,212
Schlumberger Limited	11,000	879,312
Transocean Sedco Forex, Inc.	11,700	538,200

		3,432,717

Entertainment & Leisure — 0.3%
AT&T — Liberty Media Group*	12,800	173,600

Financial Services — 2.0%
American Express Company	2,500	137,000
American General Corporation	1,000	81,500
Merrill Lynch & Co., Inc.	7,300	497,769
Morgan Stanley Dean Witter & Co.	4,400	348,700

		1,064,969

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Foods — 3.6%
The Kroger Co.*	17,900	$ 484,419
Quaker Oats Co.	5,000	486,875
Safeway, Inc.*	15,260	953,750

		1,925,044

Healthcare — 3.3%
Bristol-Myers Squibb Company	14,400	1,064,700
The Healthcare Company	15,400	677,754

		1,742,454

Household Products — 0.5%
Corning, Incorporated	4,700	248,219

Industrial — Diversified — 3.0%
Tyco International Limited	28,440	1,578,420

Insurance — 6.2%
Aflac, Inc.	8,200	591,938
Allstate Corp.	6,200	270,088
American International Group, Inc.	15,862	1,563,398
CIGNA Corporation	3,000	396,900
The Hartford Financial Services Group, Inc.	4,400	310,750
John Hancock Financial Services, Inc.	2,700	101,588
UnumProvident Corp.	2,400	64,500

		3,299,162

Internet Content — 0.5%
BEA Systems, Inc.*	3,800	255,788

Machinery & Components — 1.9%
United Technologies Corp.	12,700	998,538

Media — 0.1%
Gemstar-TV Guide International, Inc.*	1,300	59,963

Medical Supplies — 2.4%
Applera Corp.-Applied Biosystems Group	6,800	639,625
Medtronic, Inc.	10,900	658,088

		1,297,713

	Number of Shares	Market Value

Miscellaneous — 0.3%
Minnesota Mining & Manufacturing Company	1,400	$ 168,700

Pharmaceuticals — 8.0%
Alza Corp.*	9,900	420,750
American Home Products Corporation	15,670	995,829
Amgen, Inc.*	2,400	153,450
Cardinal Health, Inc.	8,900	886,663
Pfizer, Inc.	22,292	1,025,432
Pharmacia Corp.	7,721	470,981
Watson Pharmaceutical, Inc.*	6,300	322,481

		4,275,586

Prepackaged Software — 7.1%
Brocade Communications Systems, Inc.*	2,400	220,350
Check Point Software Technology*	2,000	267,125
E. Piphany, Inc.*	3,850	207,659
Internet Security Systems, Inc.*	400	31,375
Interwoven, Inc.*	200	13,188
Microsoft Corp.*	20,500	889,188
Oracle Corporation*	30,600	889,313
Rational Software Corp.*	16,000	623,000
Veritas Software Corp.*	6,956	608,650

		3,749,848

Retail — 5.0%
Costco Wholesale Corp.*	14,500	579,094
CVS Corporation	21,080	1,263,483
RadioShack Corporation	7,900	338,219
Wal-Mart Stores, Inc.	8,700	462,188

		2,642,984

Telephone Utilities — 2.2%
Metromedia Fiber Network, Inc.*	2,600	26,325
Qwest Communications International*	16,900	692,900
Sprint Corp. (PCS Group)*	23,500	480,281

		1,199,506

	Number of Shares	Market Value

Tobacco — 1.2%
Philip Morris Companies, Inc.	14,800	$ 651,200

Transportation — 0.4%
Carnival Corp.	6,600	203,363

TOTAL EQUITIES (Cost $48,293,171)		48,579,769

		Principal Amount

SHORT-TERM INVESTMENTS — 17.6%
Cash Equivalents — 9.1%
AT&T**
6.730%	07/19/2001	$ 98,265	98,265
Banc One Bank Note**
6.800%	07/02/2001	98,265	98,265
Bank of America Bank Note**
6.670%	03/22/2001	98,265	98,265
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	458,569	458,569
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	1,179,178	1,179,178
First Union Bank Note**
6.670%	05/09/2001	98,265	98,265
Fleet National Bank Note**
6.850%	04/30/2001	565,452	565,452
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	229,285	229,285
Merrimac Money Market Fund**
6.500%	01/02/2001	847,660	847,660
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	196,530	196,530
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	753,364	753,364
Toronto Dominion Eurodollar Time Deposit **
6.720%	01/04/2001	229,285	229,285

			4,852,383

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 8.5%
Investors Bank & Trust Company
Repurchase Agreement,
dated 12/29/00, 5.18%, due 01/02/2001 (a)	$4,502,487	$ 4,502,487

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		9,354,870

TOTAL INVESTMENTS — 109.1%
(Cost $57,648,041)***		57,934,639
Other Assets/ (Liabilities) — (9.1%)		(4,853,674)

NET ASSETS — 100.0%		$53,080,965

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. < I>(Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $4,505,078. Collateralized by U.S. Government Agency obligation with a rate of 6.439%, maturity date of 08/15/2008, and aggregate market value, including accrued interest, of $4,732,441.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $48,293,171) (Note 2)	$48,579,769
Short-term investments, at amortized cost (Note 2)	9,354,870

Total Investments	57,934,639
Receivables from:
Investments sold	1,187,946
Fund shares sold	58,058
Interest and dividends	32,285
Foreign taxes withheld	457
Investment adviser (Note 3)	9,251

Total assets	59,222,636

Liabilities:
Payables for:
Due to Custodian	2,091
Investments purchased	1,211,282
Open forward foreign currency contracts (Note 2)	739
Securities on loan (Note 2)	4,852,383
Directors’ fees and expenses (Note 3)	4,984
Affiliates (Note 3):
Investment management fees	34,961
Accrued expenses and other liabilities	35,231

Total liabilities	6,141,671

Net assets	$53,080,965

Net assets consist of:
Paid-in capital	$57,636,547
Undistributed net investment loss	(2,382)
Accumulated net realized loss on investments and foreign currency translations	(4,839,729)
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	286,529

$53,080,965

Shares outstanding:	5,229,505

Net asset value, offering price and redemption price per share:	$ 10.15

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends (net of withholding tax of $2,637)	$ 201,389
Interest (including securities lending income of $6,284)	193,489

Total investment income	394,878

Expenses: (Note 2)
Investment management fees (Note 3)	391,999
Custody fees	108,216
Directors’ fees (Note 3)	17,099
Audit and legal fees	9,151
Other expenses	2,233

Total expenses	528,698
Expenses reimbursed (Note 3)	(82,799)

Net expenses	445,899

Net investment loss	(51,021)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	3,437,163
Foreign currency transactions	(11,439)

Net realized gain	3,425,724

Net change in unrealized appreciation (depreciation) on:
Investments	(7,508,662)
Translation of assets and liabilities in foreign currencies	(61)

Net unrealized loss	(7,508,723)

Net realized and unrealized loss	(4,082,999)

Net decrease in net assets resulting from operations	$(4,134,020)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (51,021)	$ (12,827)
Net realized gain on investment and foreign currency transactions	3,425,724	856,764
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,508,723)	7,795,252

Net increase (decrease) in net assets resulting from operations	(4,134,020)	8,639,189

Distributions to shareholders (Note 2):
From net investment income	(8,105)	-
Tax return of capital	(7,529)	-
From net realized gains	(9,052,646)	-

Net fund share transactions (Note 5)	26,796,659	30,847,417

Total increase in net assets	13,594,359	39,486,606

Net assets:
Beginning of period	39,486,606	-

End of period (including undistributed net investment loss of $2,382 and $2,359, respectively)	$53,080,965	$39,486,606

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$ 13.01	$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.00	)#
Net realized and unrealized gain (loss) on investments	(0.77)	3.01

Total income (loss) from investment operations	(0.78)	3.01

Less distributions to shareholders:
From net investment income	(0.00)##	-
Tax return of capital	(0.00)##	-
From net realized gains	(2.08)	-

Total distributions	(2.08)	-

Net asset value, end of period	$ 10.15	$ 13.01

Total Return@	(6.54)%	30.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$53,081	$39,487
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%	0.77%	**
After expense waiver ###	0.91%	0.61%	**
Net investment loss to average daily net assets	(0.10)%	(0.04)%	**
Portfolio turnover rate	271%	106%	**

**	Percentage represents results for the period and are not annualized.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Net investment loss is less than $0.01 per share.
##	Distributions from net investment income and tax return of capital are less than $0.01 per share.
###	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the year ended December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML OTC 100 Fund?

The objective and policies of the Fund are to:

•	achieve long-term growth of capital in such a way that the Fund’s performance closely tracks that of the 100 largest publically traded over-the-counter common stocks

•	invest at least 80% of its assets in a portfolio of equity securities mirroring the composition and sector weightings of companies included in the NASDAQ 100 Index.

How did the Fund perform in 2000?

Like its benchmark, the Fund was battered by the hostile winds that decimated the technology sector. From the Fund’s inception on May 1, 2000, through December 31, 2000, the Fund’s shares returned -38.90%, slightly trailing the -37.93% return of the NASDAQ 100 Index.

What factors influenced performance during the period?

The period began with the technology sector struggling to regain its footing after a sharp correction that began in the middle of March. Around the time of the Fed’s final interest-rate hike on May 16, sentiment began to improve. The summer months saw the markets rebound, especially the higher-quality shares with solid earnings underpinning them. Share prices were driven by optimism about the possibility of interest rates stabilizing as well as robust second quarter earnings reports. However, the third quarter ended on an ominous note, as investors were unnerved by surging oil prices, earnings warnings by Intel, Apple Computer, and Eastman Kodak, and a free-falling euro, which had begun to hamper U.S. exports to Europe.

Higher interest rates and a slowing economy caught up with the Fund in the final four months of the year. A rash of earnings warnings from prominent companies across a variety of sectors combined with rapidly deteriorating economic data to drive technology stocks sharply lower for a second time in 2000. Investors in search of more dependable earnings growth and modest valuations deserted growth stocks in droves and flocked to value shares. Sectors with relatively light weightings in the index, such as financial services and health care, assumed leadership roles, while technology fell solidly to the bottom of the performance ladder. The fourth-quarter transformation was so startling that on December 19 the Fed moved directly from a tightening bias to an easing bias, leapfrogging the middle course represented by a neutral bias. However, many investors were disappointed that the central bank didn’t take the further step of cutting interest rates. When the dust settled at the end of December, the NASDAQ 100 Index had lost 36.80% for the year, 34.40% of which occurred in the fourth quarter. This represented the largest decline for the index over a calendar year since its inception.

Which stocks were most helpful to performance?

Top performers in the third quarter included Applied Micro Circuits (109.7%), I2 Technologies (79.4%), and Peoplesoft (66.8%). The largest detractors were American Power Conversion (-53.0%), Apple Computer (-50.8%), Broadvision (-49.5%), and BMC Software (-47.6%).

In the fourth quarter, the most positive performance was turned in by Adelphia Communications (87.3%), Peoplesoft (33.1%), and Paccar (32.9%). The largest losers included Inktomi (-84.3%), CMGI (-80.0%), and Real Networks (-78.1%). The index was rebalanced on December 15, resulting in 12 company changes. The most prominent of these were the additions of Inktomi, Check Point Software, and IDEC Pharmaceuticals, along with the deletions of Legato Systems, Adaptec, and Northwest Airlines.

What is your outlook?

As we look ahead to 2001, the Fed’s apparent willingness to cut interest rates and try to stabilize the economy is unquestionably a positive influence. Stocks have generally reacted well to multiple rate cuts, so a lot will depend on how aggressive the Fed is willing to be. On the other hand, once the economy embarks on a slowing trend, it is typically not easily reversed. We therefore look for continued turbulence in technology stocks over the near term. The long-term prospects for NASDAQ 100 stocks remain excellent. They represent some of the brightest stars in the technology pantheon and thus will continue to benefit from increasing worldwide spending on information technology.

MML OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

MML Series Investment Fund
Total Return
Since Inception 5/1/00-12/31/00

MML OTC 100 Fund	-38.90%

NASDAQ 100 Index	-37.93%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML OTC 100 Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 97.3%
Advertising — 0.3%
TMP Worldwide, Inc.*	516	$ 28,380

Automotive & Parts — 0.3%
Paccar, Inc.	424	20,882

Broadcasting, Publishing & Printing — 2.0%
Adelphia Communications Cl. A*	707	36,499
Comcast Corp. Cl. A*	2,117	88,385
USA Networks, Inc.*	1,725	33,530

		158,414

Commercial Services — 3.6%
Ariba, Inc.*	1,146	61,454
Cintas Corp.	1,002	53,294
Concord EFS, Inc.*	1,206	52,989
eBay, Inc.*	989	32,637
Paychex, Inc.	1,749	85,045

		285,419

Communications — 14.0%
ADC Telecommunications, Inc.*	4,755	86,184
Ciena Corp.*	1,685	136,906
Echostar Communications Corp.*	1,202	27,345
Juniper Networks, Inc.*	1,034	130,349
McleodUSA, Inc.*	2,405	33,971
Network Appliance, Inc.*	1,637	105,075
Nextel Communications, Inc. Cl. A*	4,632	114,642
PanAmSat Corp.*	999	34,653
Qualcomm, Inc.*	4,470	367,378
Tellabs, Inc.*	1,159	65,483
XO Communications, Inc. Cl. A*	1,459	25,988

		1,127,974

Communications Equipment — 0.7%
Ericsson (LM) Cl. B†	5,281	59,081

Computer and Data Processing Services — 0.1%
At Home Corp. Series A*	1,240	6,859

	Number of Shares	Market Value

Computer Integrated Systems Design — 3.0%
3com Corp.*	880	$ 7,480
Broadvision, Inc.*	1,447	17,093
Parametric Technology Corp.*	1,832	24,617
Sun Microsystems, Inc.*	7,017	195,599

		244,789

Computer Programming Services — 1.4%
Mercury Interactive Corp.*	426	38,447
RealNetworks, Inc.*	735	6,385
VeriSign, Inc.*	922	68,401

		113,233

Computer Related Services — 0.3%
CNET Networks, Inc.*	771	12,336
Inktomi Corp.*	516	9,224

		21,560

Computers & Information — 9.6%
Apple Computer, Inc.*	2,245	33,394
Cisco Systems, Inc.*	12,713	486,271
Comverse Technology, Inc.*	846	91,897
Dell Computer Corp.*	4,767	83,125
Palm, Inc.*	2,652	75,085

		769,772

Containers — 0.2%
Smurfit-Stone Container Corp.*	1,183	17,671

Data Processing and Preparation — 0.4%
Fiserv, Inc.*	766	36,337

Electrical Equipment & Electronics — 19.6%
Altera Corp.*	2,761	72,649
Applied Micro Circuits Corp.*	1,699	127,505
Atmel Corp.*	1,731	20,123
Broadcom Corp. Cl. A*	691	58,044
Conexant Systems, Inc.*	1,328	20,418
Flextronics International Limited*	2,261	64,439
Intel Corp.	11,671	350,859
Jds Uniphase Corp.*	4,644	193,597
Kla-Tencor Corp.*	1,116	37,595

	Number of Shares	Market Value

Linear Technology Corp.	2,096	$ 96,940
Maxim Integrated Products*	1,972	94,286
Microchip Technology, Inc.*	491	10,771
Molex, Inc.	480	17,040
PMC – Sierra, Inc.*	874	68,718
Qlogic Corp.*	462	35,574
RF Micro Devices, Inc.*	914	25,078
Sanmina Corp.*	805	61,683
SDL, Inc.*	449	66,536
Vitesse Semiconductor Corp.*	964	53,321
Xilinx, Inc.*	2,166	99,907

		1,575,083

Financial Services — 2.1%
Nasdaq 100 Shares*	2,831	165,260

Foods — 0.7%
Starbucks Corp.*	1,288	56,994

Healthcare — 0.5%
Human Genome Sciences, Inc.*	603	41,795

Information Retrieval Services — 0.6%
CMGI, Inc.*	1,726	9,655
Yahoo!, Inc.*	1,329	40,098

		49,753

Internet Content — 1.5%
BEA Systems, Inc.*	1,745	117,460

Internet Software — 0.6%
Exodus Communications, Inc.*	2,273	45,460

Machinery & Components — 1.0%
Applied Materials, Inc.*	2,077	79,315

Media — 1.2%
Gemstar-TV Guide International, Inc.*	2,128	98,154

Medical Supplies — 0.6%
Biomet, Inc.	1,189	47,188

(Continued)

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Pharmaceuticals — 8.2%
Abgenix, Inc.*	385	$ 22,739
Amgen, Inc.*	2,384	152,427
Biogen, Inc.*	900	54,056
Chiron Corp.*	1,326	59,007
Genzyme Corporation*	540	48,566
Idec Pharmaceuticals Corp.*	259	49,097
Immunex Corp.*	3,670	149,094
Medimmune, Inc.*	1,117	53,267
Millennium Pharmaceuticals*	1,154	71,404

		659,657

Prepackaged Software — 20.0%
Adobe Systems, Inc.	1,167	67,905
BMC Software, Inc.*	926	12,964
Check Point Software Technology*	756	100,973
Citrix Systems, Inc.*	1,090	24,525
Compuware Corp.*	1,115	6,969
Electronic Arts, Inc.*	660	28,133
I2 Technologies, Inc.*	2,156	117,233
Intuit, Inc.*	1,287	50,756
Microsoft Corp.*	9,088	394,200
Novell, Inc.*	1,949	10,171
Oracle Corporation*	11,558	335,904
Peoplesoft, Inc.*	1,997	74,263
Rational Software Corp.*	978	38,081
Siebel Systems, Inc.*	2,492	168,522
Veritas Software Corp.*	1,981	173,338

		1,603,937

	Number of Shares	Market Value

Retail — 1.3%
Bed Bath & Beyond, Inc.*	1,885	$ 42,177
Costco Wholesale Corp.*	1,168	46,647
Staples, Inc.*	1,509	17,825

		106,649

Retail – Internet — 0.2%
Amazon.com, Inc.*	1,171	18,224

Telephone Utilities — 3.3%
Level 3 Communications, Inc.*	1,263	41,442
Metromedia Fiber Network, Inc.*	2,617	26,497
VoiceStream Wireless Corporation*	1,209	121,656
Worldcom, Inc.*	5,129	72,127

		261,722

TOTAL EQUITIES
(Cost $11,746,097)		7,817,022

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 2.4%

Repurchase Agreement — 1.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001 (a)		$147,240	$ 147,240

U.S. Treasury Bill — 0.5%
U.S. Treasury Bill**
6.110%	01/18/2001	40,000	39,885

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			187,125

TOTAL INVESTMENTS — 99.7% (Cost $11,933,222)***			8,004,147

Other Assets/ (Liabilities) — 0.3%			27,387

NET ASSETS — 100.0%			$8,031,534

Notes to Portfolio of Investments
*	Non-income producing security.

**	This security is held as collateral for open futures contracts. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)	Maturity value of $147,325. Collateralized by U.S. Government Agency obligation with a rate of 7.750%, maturity date of 09/20/2023, and aggregate market value, including accrued interest, of $154,724.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $11,746,097) (Note 2)	$ 7,817,022
Short-term investments, at amortized cost (Note 2)	187,125

Total Investments	8,004,147
Cash	42,541
Receivables from:
Fund shares sold	15,451
Interest and dividends	547

Total assets	$ 8,062,686

Liabilities:
Payables for:
Variation margin on open futures contracts (Note 2)	12,700
Directors’ fees and expenses (Note 3)	4,420
Affiliates (Note 3):
Investment management fees	3,321
Accrued expenses and other liabilities	10,711

Total liabilities	31,152

Net assets	$ 8,031,534

Net assets consist of:
Paid-in capital	$12,812,381
Undistributed net investment loss	(1,487)
Accumulated net realized loss on investments and futures contracts	(788,677)
Net unrealized depreciation on investments and futures contract s	(3,990,683)

$ 8,031,534

Shares outstanding:	1,323,560

Net asset value, offering price and redemption price per share:	$ 6.07

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends	$ 2,140
Interest	11,296

Total investment income	13,436

Expenses: (Note 2)
Investment management fees (Note 3)	30,099
Custody fees	14,063
Directors’ fees (Note 3)	8,065
Audit and legal fees	6,158
Other expenses	483

Total expenses	58,868
Expenses reimbursed (Note 3)	(21,435)

Net expenses	37,433

Net investment loss	(23,997)

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(652,884)
Closed futures contracts	(57,526)

Net realized loss	(710,410)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,929,075)
Open futures contracts	(61,608)

Net unrealized loss	(3,990,683)

Net realized and unrealized loss	(4,701,093)

Net decrease in net assets resulting from operations	$(4,725,090)

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (23,997)
Net realized loss on investment transactions and futures contracts	(710,410)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,990,683)

Net decrease in net assets resulting from operations	(4,725,090)

Distributions to shareholders (Note 2):
From net realized gains:	(55,757)

Net fund share transactions (Note 5):	12,812,381

Total increase in net assets	8,031,534

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $1,487)	$ 8,031,534

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Period ended 12/31/2000†
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***
Net realized and unrealized gain (loss) on investments	(3.87)

Total income (loss) from investment operations	(3.89)

Less distributions to shareholders:
From net realized gains	(0.04)

Net asset value, end of period	$ 6.07

Total Return@	(38.90)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 8,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%	*
After expense waiver#	0.56%	*
Net investment loss to average daily net assets	(0.36)%	*
Portfolio turnover rate	51%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase within the range of capitalizations of companies included in the Lipper, Inc. Small Cap category)

•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential
—are attractively valued in the marketplace

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s shares returned 13.63%, well ahead of the -3.02% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

The Fund benefited from an environment in which value outperformed growth and small-caps did better than large-caps. Investors preferred value stocks largely for defensive reasons, as three increases in short-term interest rates by the Federal Reserve Board during the first half of the period caused a speculative bubble in growth stocks to burst. Growth stocks tend to suffer most when interest rates rise because their higher valuations make them more vulnerable to earnings disappointments in an economic slowdown. Although the growth sector recovered somewhat over the summer, it fell again in the fourth quarter, when the economy began to decelerate in earnest. Small-cap stocks did somewhat better than their large-cap peers in this environment because the latter had been bid up to significantly higher valuations.

In technology, the Fund was helped relative to the benchmark by a slight underweighting as well as good stock selection. We favored conservative technology stocks with dependable earnings growth, especially in the semiconductor and semiconductor capital equipment groups. In the third quarter, we lightened our technology holdings as the market began to weaken. When the market had fallen substantially in the fourth quarter, we increased our technology weighting a bit. An overweighting in the energy sector was another positive influence. Two areas of emphasis were gas exploration and oil services. Gas-related stocks benefited from surging natural gas prices, while oil services stocks did well because of high oil prices and continued healthy funding for oil exploration following several years of depressed exploration activity when oil prices were low. A modest overweighting in finance stocks, with a particular focus on the insurance group, also helped relative performance.

Which holdings made the most positive contributions to performance?

White Mountains Insurance was one of the Fund’s best performers. The stock benefited from a more favorable environment for property and casualty insurance companies, which enjoyed a positive pricing cycle for the first time in quite a while. Furthermore, insurance companies have a lower exposure to credit risks than banks do, an important consideration during an economic slowdown. Finally, investors responded well to the company’s hiring of Jack Byrne, a respected manager with a successful track record at Fireman’s Fund. Skywest, a feeder airline for United and Delta, declined because of concerns over higher energy prices but made a comeback when investors realized that the company’s fuel costs are funded by the larger airlines they serve. Another positive contributor was Stone Energy, a gas exploration company active in the Gulf of Mexico. The company made some promising discoveries and rode the wave of interest as natural gas climbed from approximately $2.00 to over $9.00 per thousand cubic feet, in part because of colder-than-normal December temperatures in the northeastern U.S.

MML Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Which stocks detracted from performance?

CT Communications was one of the worst detractors. A competitive local exchange carrier (CLEC) serving the Virginia market, the company was a victim of intense competitive pressures on local and long-distance telecommunications service companies. Helix Technology and Cognex are both semiconductor capital equipment companies that suffered from a general slowdown in the semiconductor industry. Both are good companies and were still in the Fund’s portfolio at the end of the period. Elcor, a manufacturer of high-end roof shingles, and Spartech, a plastics compounder, both reported earnings disappointments resulting in part from higher costs for oil, an important component of their respective products.

What is your outlook?

At present, the stock market is struggling to reconcile two opposing forces. On the one hand, there is the negative influence of a slowing economy and weakening corporate earnings. On the other hand, the Fed has switched to an easing bias and appears ready to aggressively lower interest rates in an attempt to stabilize the economy. Trends in economic growth cannot be easily reversed once in motion, however, so we look for continued turbulence in the markets. Although the coming year might not favor the value style of management as one-sidedly as it did in 2000, the valuations and prospects for small-cap value stocks are still attractive, in our opinion.

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Value Equity Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
	One Year 1/1/00 - 12/31/00	Since Inception Average Annual 6/1/98 - 12/31/00

MML Small Cap Value Equity Fund	13.63%	-1.63%

Russell 2000 Index	-3.02%	3.56%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 93.1%

Advertising — 2.9%
Harte Hanks Communications, Inc.	27,900	$ 660,881
Penton Media, Inc.	21,000	564,375

		1,225,256

Air Transportation — 1.4%
SkyWest, Inc.	20,100	577,875

Banking, Savings & Loans — 13.1%
Banknorth Group, Inc.	44,957	896,330
Commerce Bancorp, Inc. NJ	15,650	1,070,069
First Republic Bank*	22,300	735,900
Hudson City Bancorp, Inc.	37,800	765,450
New York Community Bancorp, Inc.	32,500	1,194,375
Webster Financial Corporation	32,180	911,096

		5,573,220

Building Materials & Construction — 1.2%
Elcor Corporation	30,800	519,750

Chemicals — 3.6%
OM Group, Inc.	17,000	928,625
Spartech Corporation	30,400	625,100

		1,553,725

Commercial Services — 4.0%
ABM Industries, Inc.	29,700	909,562
Advo, Inc.*	17,600	781,000

		1,690,562

Communications — 5.4%
Anadigics, Inc.*	23,800	389,725
CT Communications, Inc.	28,400	399,375
Inet Technologies, Inc.*	19,900	805,950
True North Communications, Inc.	16,700	709,750

		2,304,800

Electric Utilities — 1.3%
EL Paso Electric Co.*	43,400	572,880

Electrical Equipment & Electronics — 11.1%
Alpha Industries*	12,700	469,900
Benchmark Electronics, Inc.*	11,300	254,956

	Number of Shares	Market Value

Cognex Corporation*	34,600	$ 765,525
Dallas Semiconductor Corporation	25,600	656,000
Keithley Instruments, Inc.	10,100	434,931
Lattice Semiconductor Corporation*	53,400	981,225
Micrel, Inc.*	21,800	734,387
Teleflex, Incorporated	10,000	441,875

		4,738,799

Energy — 5.6%
National-Oilwell, Inc.*	19,450	752,472
Newfield Exploration Company*	9,550	453,028
Precision Drilling Corporation*	13,000	488,312
Stone Energy Corporation*	10,600	684,230

		2,378,042

Financial Services — 2.6%
Eaton Vance Corp.	34,300	1,106,175

Foods — 1.7%
Morrison Management Specialists, Inc.	20,970	732,063

Healthcare — 2.1%
Health Management Associates Cl. A*	42,400	879,800

Home Construction, Furnishings & Appliances — 2.6%
La-Z-Boy, Inc.	35,800	563,850
Miller (Herman), Inc.	19,300	554,875

		1,118,725

Industrial — Diversified — 2.0%
Carlisle Companies, Incorporated	19,400	832,988

Insurance — 5.6%
HCC Insurance Holdings	33,100	891,631
Highlands Insurance Group, Inc.*	33,500	301,500
White Mountains Insurance Group, Inc.	3,800	1,212,200

		2,405,331

	Number of Shares	Market Value

Machinery & Components — 5.5%
Hardinge, Inc.	42,150	$ 600,638
Helix Technology Corporation	29,300	693,587
Roper Industries, Inc.	31,400	1,038,163

		2,332,388

Medical Supplies — 6.1%
Bacou USA, Inc.*	22,700	590,200
Biomet, Inc.	16,550	656,828
Coherent, Inc.*	14,100	458,250
Invacare Corporation	26,300	900,775

		2,606,053

Metals & Mining — 2.3%
CompX International, Inc.	26,400	235,950
Matthews International Corp.	23,900	754,344

		990,294

Miscellaneous — 1.2%
Crossmann Communities, Inc.*	24,600	516,600

Pharmaceuticals — 0.9%
Bindley Western Industries, Inc.	9,733	404,528

Real Estate — 1.8%
Mid-Atlantic Realty Trust	63,200	770,250

Retail — 2.7%
BJ’s Wholesale Club, Inc.*	18,750	719,531
Williams-Sonoma, Inc.*	22,000	440,000

		1,159,531

Transportation — 6.4%
C.H. Robinson Worldwide, Inc.	37,400	1,175,763
EGL, Inc.*	14,300	342,306
Expeditors International of Washington, Inc.	8,400	450,975
M.S. Carriers, Inc.*	23,800	779,450

		2,748,494

TOTAL EQUITIES (Cost $35,416,202)		39,738,129

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 7.9%
	Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001 (a)	$ 3,354,123	$ 3,354,123

TOTAL SHORT-TERM INVESTMENTS
	(At Amortized Cost)	3,354,123

	TOTAL INVESTMENTS — 101.0%
	(Cost $38,770,325)**	43,092,252

	Other Assets/ (Liabilities) — (1.0%)	(430,764)

	NET ASSETS — 100.0%	$ 42,661,488

Notes to Portfolio of Investments
*	Non-income producing security.
**	Aggregate cost for Federal tax purposes. (Note 7).
(a)
Maturity value of $3,356,053. Collateralized by U.S. Government Agency obligation with a rate of 8.238%, maturity date of 09/01/2023, and aggregate market value, including accrued interest, of $3,521,837.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $35,416,202) (Note 2)	$39,738,129
Short-term investments, at amortized cost (Note 2)	3,354,123

Total Investments	43,092,252
Cash	77,683
Receivables from:
Fund shares sold	123,883
Interest and dividends	20,306
Investment adviser (Note 3)	2,478

Total assets	43,316,602

Liabilities:
Payables for:
Investments purchased	603,621
Directors’ fees and expenses (Note 3)	5,138
Affiliates (Note 3):
Investment management fees	21,792
Accrued expenses and other liabilities	24,563

Total liabilities	655,114

Net assets	$42,661,488

Net assets consist of:
Paid-in capital	$40,359,063
Undistributed net investment income	277
Accumulated net realized loss on investments	(2,019,779)
Net unrealized appreciation on investments	4,321,927

$42,661,488

Shares outstanding:	4,539,596

Net asset value, offering price and redemption price per share:	$ 9.40

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends	$ 288,055
Interest (including securities lending income of $506)	283,374

Total investment income	571,429

Expenses: (Note 2)
Investment management fees (Note 3)	197,741
Directors’ fees (Note 3)	19,025
Custody fees	16,730
Audit and legal fees	8,168
Other expenses	1,316

Total expenses	242,980
Expenses reimbursed (Note 3)	(11,812)

Net expenses	231,168

Net investment income	340,261

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(1,079,443)
Net change in unrealized appreciation (depreciation) on investments	4,924,113

Net realized and unrealized gain	3,844,670

Net increase in net assets resulting from operations	$ 4,184,931

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 340,261	$ 162,226
Net realized loss on investment transactions	(1,079,443)	(626,497)
Net change in unrealized appreciation (depreciation) on investments	4,924,113	482,379

Net increase in net assets resulting from operations	4,184,931	18,108

Distributions to shareholders (Note 2):
From net investment income:	(341,296)	(160,000)

Net fund share transactions (Note 5)	18,680,756	9,836,805

Total increase in net assets	22,524,391	9,694,913

Net assets:
Beginning of year	20,137,097	10,442,184

End of year (including undistributed net investment income of $277 and $1,312, respectively)	$42,661,488	$20,137,097

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/00	Year ended 12/31/99	Period ended 12/31/98†
Net asset value, beginning of period	$ 8.34	$ 8.49	$ 10.00

Income (loss) from investment operations:
Net investment income	0.08	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.06	(0.15)	(1.51)

Total income (loss) from investment operations	1.14	(0.08)	(1.48)

Less distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.03)

Net asset value, end of period	$ 9.40	$ 8.34	$ 8.49

Total Return@	13.63%	(1.04)%	(14.77)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,661	$20,137	$ 10,442
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	1.07%	0.85%	**
After expense waiver#	0.76%	0.75%	0.44%	**
Net investment income to average daily net assets	1.12%	1.13%	0.42%	**
Portfolio turnover rate	65%	41%	23%	**

**	Percentage represents results for the period and are not annualized.
†	For the period from June 1, 1998 (commencement of operations) through December 31, 1998.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#
Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period June 1, 1998 through December 31, 1998 and the years ended, December 31, 1999 and 2000.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio Manager Report

Note to shareholders:

The MML Small Cap Growth Equity Fund is managed by two sub-advisors: J.P. Morgan Investment Management and Waddell & Reed Asset Management Company.

What are the investment objectives and policies for the MML Small Cap Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term capital appreciation
•	invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $100 million to $1.5 billion)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

Reflecting the extreme volatility in growth stocks, the Fund posted a negative return. For the 12 months ended December 31, 2000, the Fund’s shares returned -13.87%, which trailed the -3.02% return recorded by the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. However, the Fund soundly beat the -22.43% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

What was the investment background during the period?

Growth stocks were out of favor during 2000 after a banner year in 1999. The period started off well enough, as stocks got a boost from massive injections of liquidity into the financial system by the Federal Reserve Board in order to cope with a potential Y2K-related cash run on the banks. Once the danger period for Y2K passed and the Fed began to withdraw that excess liquidity, however, the speculative mania for technology, media, and telecommunications shares came to an abrupt end. Furthermore, the Fed raised short-term interest rates three times during the first half of the year. Higher rates typically result in a slowing economy and more modest earnings growth, which can quickly sink a growth stock whose valuation is already stretched to the limit. In the wake of this monetary tightening and high valuations resulting from excessive speculation, growth stocks experienced a sharp decline from mid-March through the Fed’s final rate hike on May 16.

The growth sector enjoyed a rally over the summer months. However, the focus was on stocks with solid earnings prospects. The speculative frenzy for Internet stocks that drove the market in 1999 and at the beginning of 2000 had vanished. The rally developed for several reasons. For one thing, after the Fed’s 0.50% increase in May, investors were hopeful that interest rates would stabilize. In addition, the economy was still growing at a robust pace in excess of 5%, and it seemed possible to achieve a soft landing without undue damage to earnings growth.

In the final four months of the year, the full force of the Fed’s interest-rate hikes began to hit, and most indicators of economic activity deteriorated markedly. Even worse, companies across a broad range of industries were forced to lower their earnings forecasts for the fourth quarter and beyond, in many cases. Growth stocks across all capitalizations quickly retreated under this pressure, while investors took shelter in value stocks, which usually offer more dependable earnings growth and relatively modest valuations. The discrepancy between value and growth was most evident in the small-cap market. The Russell 2000 Value Index’s outstanding 22.83% return for the year was nearly the mirror image of the Russell 2000 Growth Index’s decline.

Which stocks contributed most positively to the Fund’s performance?

A number of healthcare-related holdings did well. For example, Vertex Pharmaceuticals was boosted because the company had a number of promising drugs at various stages of testing. Two biotechnology holdings, Human Genome Sciences and Incyte Genomics, rode the wave of optimism surrounding the completed mapping of the human genome around mid-year. Cerner, a provider of clinically based health care information systems, revised its projected earnings upward on the strength of large orders from several new customers. Cytyc rose in response to growing endorsement of its new, highly accurate pap smear test by insurance companies and laboratories.

The Fund also had some positive results in the technology sector, primarily as a result of merger and acquisition activity. For instance, E-Tek Dynamics, a maker of semiconductors for the communications industry, was bought by JDS Uniphase, while Concentric Network, a provider of Web-hosting and Internet data centers, was acquired by Nortel Networks. Netegrity also performed well, largely on the strength of its Siteminder software, which enables users to establish secured access to their Web sites.

Which holdings were disappointing?

Many of the worst performers were clustered in the technology and telecommunications sectors. They included Ibasis, a provider of Internet telephony, and Turnstone Systems, a maker of networking hardware that connects local exchange carriers. Concern about overcapacity in telecommunications infrastructure and less favorable profit outlooks led to the demise of these two stocks. Two other names that disappointed were U.S. Networking and RCN. U.S. Networking provides hosted software applications, which some observers have speculated may someday replace applications that are purchased and installed on individual computers. The problem was that consumers were slower to embrace this software than the company anticipated. RCN offers integrated packages of Internet, cable, and telephone service on one bill. The stock fell when an expected buyout of the company failed to materialize.

What is your outlook?

Although the Fed moved to an easing bias on December 19 and seems willing to lower interest rates to stabilize the economy, we believe that growth stocks could see more turbulence over the short term. It will take some time to reverse the slowing trend in the economy, and companies with disappointing earnings will continue to be severely penalized. In this environment, fundamental research will be important, as will attention to valuations. On a relative basis, we are enjoying a period of outperformance for small-cap stocks versus their large-cap peers, and we look for this trend to continue in view of the relatively rich valuations of many large-cap stocks.

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
	One Year 1/1/00-12/31/00	Since Inception Average Annual 5/3/99-12/31/00

MML Small Cap Growth Equity Fund	-13.87%	23.75%

Russell 2000 Index	-3.02%	8.24%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 81.1%

Advertising — 3.5%
Catalina Marketing Corporation*	28,500	$ 1,109,719
Getty Images, Inc.*	43,350	1,387,200

		2,496,919

Air Transportation — 0.6%
Midwest Express Holdings*	30,600	449,438

Apparel, Textiles & Shoes — 1.3%
Abercrombie & Fitch Co. Cl. A*	11,175	223,500
Coach, Inc.*	3,750	107,812
Pacific Sunwear of California*	15,700	402,313
Skechers U.S.A., Inc. Cl. A*	5,525	85,637
Vans, Inc.*	5,725	96,967

		916,229

Banking, Savings & Loans — 2.0%
City National Corp.	3,950	153,309
Financial Federal Corp.*	36,275	866,066
Heller Financial, Inc.	11,750	360,578

		1,379,953

Beverages — 0.8%
The Robert Mondavi Corporation*	10,175	550,722

Broadcasting, Publishing & Printing — 1.1%
Emmis Communications Corp.*	28,100	806,119

Building Materials & Construction — 1.2%
Akorn Inc.*	14,475	94,992
Cabot Microelectronics Corp.*	14,200	737,512

		832,504

	Number of Shares	Market Value

Chemicals — 2.1%
Albemarle Corp.	11,750	$ 290,812
Eden Bioscience Corporation*	1,725	51,642
Georgia Gulf Corp.	14,175	241,861
Minerals Technologies, Inc.	3,450	117,947
OM Group, Inc.	8,375	457,484
Wellman, Inc.	24,675	348,534

		1,508,280

Commercial Services — 5.3%
Diamondcluster International, Inc. Cl. A*	6,050	184,525
Diversa Corporation*	3,400	60,987
Exelixis, Inc.*	3,150	46,069
Gene Logic, Inc.*	25,500	468,562
Icos Corporation*	11,500	597,281
ITT Educational Services, Inc.*	35,600	783,200
Maximus, Inc.*	19,500	681,281
MemberWorks, Incorporated*	18,800	399,500
Neurocrine Biosciences, Inc.*	8,275	274,109
Wireless Facilities, Inc.*	5,575	202,094

		3,697,608

Communications — 3.6%
Advanced Fibre Communications, Inc.*	49,825	899,964
Glenayre Technologies, Inc.*	67,500	238,363
Inet Technologies, Inc.*	2,300	93,150
Polycom, Inc.*	3,125	100,586
SBA Communications Corp.*	7,760	318,645
Tekelec*	25,300	759,000
Telecommunication Systems, Inc. Cl. A*	3,770	12,724
Turnstone Systems, Inc.*	10,175	75,677
US Wireless Corporation*	6,550	28,656

		2,526,765

	Number of Shares	Market Value

Computer and Data Processing Services — 0.3%
Saba Software, Inc.*	14,300	$ 225,225

Computer Integrated Systems Design — 2.3%
Clarent Corp.*	2,675	30,261
Digital Insight Corp.*	45,800	827,262
Eclipsys Corp.*	4,725	115,762
Nuance Communications*	5,575	240,422
Optimal Robotics Corp.*	5,275	177,042
SafeNet, Inc.*	5,125	240,875

		1,631,624

Computer Programming Services— 1.9%
Mercury Interactive Corp.*	4,975	448,994
Metasolv Software, Inc.*	6,900	62,963
Netegrity, Inc.*	10,225	555,984
Niku Corp.*	35,474	259,404

		1,327,345

Computer Related Services — 3.7%
Acxiom Corp.*	37,200	1,448,474
Checkfree Corporation*	19,100	811,750
Corillian Corp.*	8,875	106,500
Espeed, Inc. Cl. A*	13,525	212,173

		2,578,897

Computer Software & Processing — 1.6%
Allscripts, Inc.*	75,600	706,391
Certicom Corp.*	17,375	354,016
Pinnacle Systems, Inc.*	13,600	100,300

		1,160,707

Computers & Information — 0.7%
C-Cube Microsystems, Inc.*	20,125	247,789
M-Systems Flash Disk Pioneers*	16,675	232,408

		480,197

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Data Processing and Preparation — 1.8%
Factset Research Systems, Inc.	15,000	$ 556,050
Fiserv, Inc.*	11,000	521,812
Probusiness Services, Inc.*	7,700	204,531

		1,282,393

Electric Utilities — 0.7%
Orion Power Holdings, Inc.*	19,500	480,187

Electrical Equipment & Electronics — 6.2%
Active Power, Inc.*	6,165	135,245
Alliance Fiber Optic Products, Inc.*	925	5,550
Anaren Microwave, Inc.*	4,850	325,859
August Technology Corp.*	9,875	127,758
AXT, Inc.*	5,075	167,792
Caliper Technologies Corp, NMS*	2,750	129,250
Capstone Turbine Corporation*	3,675	102,900
Credence Systems Corporation*	4,700	108,100
DDi Corp.*	1,800	49,050
Exar Corp.*	15,500	480,258
Garmin Limited*	4,300	84,925
Gentex Corp.*	39,900	743,137
HI/FN, Inc.*	9,525	261,937
JNI Corp.*	3,825	86,780
Oplink Communications, Inc.*	11,175	201,848
Rambus, Inc.*	7,200	260,100
Silicon Image, Inc.*	23,675	128,733
Visx, Inc.*	52,500	547,969
Wilson Greatbatch Technologies, Inc.*	15,120	427,140

		4,374,331

Energy — 4.5%
Core Laboratories NV*	14,725	402,177
Global Industries Limited*	68,925	943,411
Global Marine, Inc.*	10,225	290,134
National-Oilwell, Inc.*	16,025	619,967

	Number of Shares	Market Value

Spinnaker Exploration Company*	17,925	$ 761,812
Westport Resources Corp.*	6,700	146,981

		3,164,482

Entertainment & Leisure — 1.0%
American Classic Voyages Co.*	11,475	160,650
Anchor Gaming*	8,550	333,450
Meade Instruments Corp.*	9,075	59,555
WMS Industries, Inc.*	7,925	159,491

		713,146

Financial Services — 0.9%
Allied Capital Corp.	18,000	375,750
Ameritrade Holding Corp. Cl. A*	22,850	159,950
Southwest Securities Group	5,038	130,358

		666,058

Foods — 1.6%
American Italian Pasta Co. Cl. A*	30,800	825,825
Keebler Foods Company	7,875	326,320

		1,152,145

Healthcare — 2.5%
Accredo Health, Inc.*	5,175	259,720
Apria Healthcare Group, Inc.*	21,000	624,750
Hooper Holmes, Inc.	14,650	162,029
Human Genome Sciences, Inc.*	9,500	658,469
Specialty Laboratories*	600	19,875

		1,724,843

Industrial — Diversified — 0.4%
GenTek, Inc.	15,775	260,288

Industrial Materials — 0.3%
Symyx Technologies, Inc.*	6,400	230,400

Information Retrieval Services — 1.0%
Agile Software Corp.*	9,375	462,891
go.com*	48,500	209,156

		672,047

	Number of Shares	Market Value

Internet Software — 1.1%
Digitalthink, Inc.*	14,900	$ 254,231
SmartForce PLC†	14,350	539,022

		793,253

Machinery & Components — 0.9%
Cooper Cameron Corp.*	3,400	224,613
Lam Research Corp.*	26,400	382,800

		607,413

Medical Supplies — 2.9%
Aclara BioSciences, Inc.*	40,100	436,088
Bruker Daltonics, Inc.*	2,440	57,493
Cyberonics, Inc.*	9,400	218,550
Cytyc Corp.*	15,500	969,719
Harvard Bioscience, Inc.*	2,600	25,675
Packard BioScience Company*	16,900	196,463
Physiometrix, Inc.*	4,000	63,750
STAAR Surgical Co.*	8,525	107,095

		2,074,833

Metals & Mining — 0.1%
Gulf Island Fabrication, Inc.*	3,275	59,564

Pharmaceuticals — 7.9%
3-Dimensional Pharmaceuticals, Inc.*	2,485	36,809
Abgenix, Inc.*	9,500	561,094
Adolor Corporation*	1,800	39,600
Arena Pharmaceuticals, Inc.*	1,860	28,830
Bindley Western Industries, Inc.	7,025	291,977
Charles River Laboratories International, Inc.*	8,400	229,950
Ciphergen Biosystems, Inc.*	1,095	14,509
COR Therapeutics, Inc.*	3,450	121,397
Deltagen, Inc.*	6,530	68,157
Durect Corporation*	1,325	15,900
Enzon, Inc.*	7,825	485,639

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

December 31, 2000

	Number of Shares	Market Value

Gilead Sciences, Inc.*	7,175	$ 595,077
Immunogen, Inc.*	2,125	45,555
Inhale Therapeutic Systems, Inc.*	3,423	172,862
Isis Pharmaceuticals, Inc.*	6,725	71,453
Ligand Pharmaceuticals, Inc. Cl. B*	29,675	415,450
Maxygen, Inc.*	2,375	58,188
Medarex, Inc.*	5,075	206,806
Medichem Life Sciences, Inc.*	3,950	18,269
Molecular Devices Corp.*	4,200	287,438
Omnicare, Inc.	13,100	283,288
OSI Pharmaceuticals, Inc.*	1,075	86,134
Pharmacyclics, Inc.*	14,700	503,475
Pozen, Inc.*	5,070	92,528
Priority Healthcare Corporation Cl. B*	2,475	101,011
Transgenomic, Inc.*	4,075	42,788
Vertex Pharmaceuticals, Inc.*	9,200	657,800

		5,531,984

Photography Equipment/Supplies — 0.0%
Lexar Media, Inc.*	7,925	7,430

Prepackaged Software — 9.5%
Apropos Technology, Inc.*	8,800	62,700
Aspen Technology, Inc.*	5,975	198,669
Cerner Corporation*	21,700	1,003,625
Citrix Systems, Inc.*	14,900	335,250
Dendrite International, Inc.*	42,200	944,225
E. Piphany, Inc.*	4,175	225,189
Informatica Corp.*	12,600	498,488
Internet Security Systems, Inc.*	7,150	560,828
Interwoven, Inc.*	2,725	179,680
Otg Software, Inc.*	24,000	387,374
Peregrine Systems, Inc.*	18,475	364,881
Precise Software Solutions Limited*	1,400	34,650
Quest Software, Inc.*	8,775	246,248

	Number of Shares	Market Value

Retek, Inc.*	9,725	$ 237,047
Seebeyond Technology Corp.*	6,200	63,550
SynQuest, Inc.*	5,325	39,272
Transaction Systems Architects Cl. A*	52,000	601,250
Tumbleweed Communications Corporation*	14,435	246,974
WebTrends Corporation*	11,225	324,823
Witness Systems, Inc.*	9,050	122,175

		6,676,898

Restaurants — 0.1%
California Pizza Kitchen, Inc.*	1,445	40,821

Retail — 3.0%
BJ’s Wholesale Club, Inc.*	5,675	217,778
Cost Plus, Inc.*	7,950	233,531
Kenneth Cole Productions Cl. A*	3,050	122,763
MSC Industrial Direct Co. Cl. A*	53,300	962,731
O’Reilly Automotive, Inc.*	22,500	601,875

		2,138,678

Telephone Utilities — 2.7%
Boston Communications Group*	1,400	39,025
Flag Telecom Holdings Limited*	1,125	7,031
Illuminet Holdings, Inc.*	33,400	766,113
RCN Corporation*	30,800	194,425
Western Wireless Corporation Cl. A*	22,500	881,719

		1,888,313

TOTAL EQUITIES (Cost $61,190,647)		57,108,039

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 22.0%
Cash Equivalents — 12.9%
AT&T**
6.730%	07/19/2001	$ 183,192	$ 183,192
Banc One Bank Note**
6.800%	07/02/2001	183,192	183,192
Bank of America Bank Note**
6.670%	03/22/2001	183,192	183,192
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	854,896	854,896
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	2,198,303	2,198,303
First Union Bank Note**
6.670%	05/09/2001	183,192	183,192
Fleet National Bank Note**
6.850%	04/30/2001	1,442,463	1,442,463
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	427,448	427,448
Merrimac Money Market Fund**
6.500%	01/02/2001	1,080,266	1,080,266
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	366,384	366,384
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	111,688	111,688
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	1,404,472	1,404,472
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	427,448	427,448

			9,046,136

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

Repurchase Agreement — 9.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001(a)	$6,417,020	$ 6,417,020

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		15,463,156

TOTAL INVESTMENTS — 103.1%
(Cost $76,653,803)***		72,571,195

Other Assets/ (Liabilities) — (3.1%)		(2,191,348)

NET ASSETS — 100.0%		$ 70,379,847

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $6,420,713. Collateralized by U.S. Government Agency obligation with a rate of 8.044%, maturity date of 11/01/2022, and aggregate market value, including accrued interest, of $6,738,441.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $61,190,647) (Note 2)	$57,108,039
Short-term investments, at amortized cost (Note 2)	15,463,156

Total Investments	72,571,195
Cash	6,403,260
Receivables from:
Investments sold	427,990
Fund shares sold	109,703
Interest and dividends	49,590
Investment adviser (Note 3)	1,140

Total assets	79,562,878

Liabilities:
Payables for:
Investments purchased	34,838
Securities on loan (Note 2)	9,046,136
Directors’ fees and expenses (Note 3)	5,137
Affiliates (Note 3):
Investment management fees	62,068
Accrued expenses and other liabilities	34,852

Total liabilities	9,183,031

Net assets	$70,379,847

Net assets consist of:
Paid-in capital	$74,617,685
Undistributed net investment loss	(2,183)
Accumulated net realized loss on investments	(153,047)
Net unrealized depreciation on investments	(4,082,608)

$70,379,847

Shares outstanding	5,770,428

Net asset value, offering price and redemption price per share	$ 12.20

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends	$ 71,965
Interest (including securities lending income of $35,679)	703,787

Total investment income	775,752

Expenses: (Note 2)
Investment management fees (Note 3)	729,421
Custody fees	85,922
Directors’ fees (Note 3)	17,252
Audit and legal fees	10,104
Other expenses	3,123

Total expenses	845,822
Expenses reimbursed (Note 3)	(41,762)

Net expenses	804,060

Net investment loss	(28,308)

Realized and unrealized gain (loss):
Net realized gain on investment transactions	6,213,175
Net change in unrealized appreciation (depreciation) on investments	(18,224,425)

Net realized and unrealized loss	(12,011,250)

Net decrease in net assets resulting from operations	$(12,039,558)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (28,308)	$ (23,218)
Net realized gain on investment transactions	6,213,175	4,231,189
Net change in unrealized appreciation (depreciation) on investments	(18,224,425)	14,141,817

Net increase (decrease) in net assets resulting from operations	(12,039,558)	18,349,788

Distributions to shareholders (Note 2):
From net realized gains:	(9,311,303)	(1,236,592)

Net fund share transactions (Note 5):	43,854,076	30,763,436

Total increase in net assets	22,503,215	47,876,632

Net assets:
Beginning of period	47,876,632	-

End of period (including undistributed net investment loss of $2,183 and $0, respectively)	$70,379,847	$47,876,632

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 16.15		10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.01)
Net realized and unrealized gain (loss) on investments	(2.09)		6.58

Total income (loss) from investment operations	(2.10)		6.57

Less distributions to shareholders:
From net realized gains	(1.85)		(0.42)

Net asset value, end of period	$ 12.20		16.15

Total Return@	(13.87)%		65.68%	**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,380		47,877
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		0.96%	**
After expense waiver#	1.18%		0.79%	**

Net investment loss to average daily net assets	(0.04)%		(0.07)%	**
Portfolio turnover rate	95%		75%	**

**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the year ended December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Emerging Growth Fund?

The objective and policies of the Fund are to:
•	achieve capital appreciation
•	invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

Growth stocks in all segments of the market dropped significantly in 2000. Since inception on May 1, 2000, the Fund returned -26.50% after expenses, compared with -3.64% for the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. Meanwhile, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned -22.43%, the steepest decline over a single calendar year since that benchmark’s inception in 1979. The NASDAQ Composite Index also experienced a decline of record proportions, logging a -39.20% return, the worst year since its inception in 1971.

What factors influenced the Fund’s performance?

Because of its May inception date, the Fund avoided most of the sharp decline in growth stocks that occurred from mid-March through mid-May. Over the summer months, the markets cooperated moderately well, buoyed by the hope that the Federal Reserve Board was finished raising short-term interest rates and the possibility that a softening economy would not be overly detrimental to earnings growth. However, the third quarter ended with a stiff sell-off, a harbinger of things to come.

The fourth quarter was even worse, as a rash of earnings warnings combined with rapidly deteriorating economic data to punish growth stocks across all capitalizations. The main beneficiaries of this turn of events were value stocks, which managed positive returns in the fourth quarter, as investors flocked to them in search of dependable earnings growth and modest valuations. In December, amid the Federal Reserve Board’ s move to an easing bias, small-cap growth stocks had a mild bounce, but it was not enough to repair much of the damage inflicted during October and November.

How did you position the Fund during the period?

We continued to overweight the technology sector relative to our benchmark but scaled back our technology exposure somewhat during that last four months of the year. Our emphasis for most of 2000 was on software rather than hardware—both for valuation reasons and because we anticipate that Fortune 1000 companies will continue to spend aggressively on software to facilitate their Web-based initiatives. Another strategic move was to increase the Fund’s weighting in the health care sector. For the first time in several years, the sector appeared to have some momentum behind it, perhaps due in part to more favorable Medicare reimbursement policies. In addition, the excitement surrounding the complete mapping of the human genome helped many stocks in the biotechnology group, at least until the fourth quarter. Finally, many health care stocks, especially those of services companies, are commonly seen as defensive, offering relatively dependable earnings growth in difficult economic environments.

Which stocks most significantly affected performance?

Health Management Associates and Province Health Care, two hospital management companies that operate hospital and health care units in primarily rural locations, made positive contributions to performance. Both companies benefited from increased occupancy rates and more efficient operating structures. NetIQ was a bright spot in the software space. The company signed a licensing agreement with Microsoft that is expected to add approximately $175 million in revenue over the next few years.

On the downside, biotechnology stocks Abgenix and Medarex detracted from performance, as did many of our holdings in software, telecommunications services, and wireless communications.

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?

Although we continued to like the business models and execution strategies of many of these companies, they were vulnerable to earnings deceleration in the short term.

What is your outlook?

In times like these, it’s essential to look beyond the performance of one calendar year. While emerging growth stocks had a difficult year in 2000, the losses sustained this year did not even begin to offset the outsized gains in the previous two years, as measured by the Robertson Stephens Emerging Growth Composite, which tracks the performance of stocks in the emerging growth sector. Thus, although we may see more volatility over the short term, we are optimistic about the long-term prospects for the Fund once the economy stabilizes.
Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
Since Inception 5/1/00 - 12/31/00

MML Emerging Growth Fund	-26.50%

Russell 2000 Index	-3.64%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 96.8%
Advertising — 2.1%
Catalina Marketing Corporation*	1,600	$ 62,300
Lamar Advertising Co.*	3,600	138,938
Ventiv Health, Inc.*	2,500	31,406

		232,644

Air Transportation — 0.5%
Atlas Air, Inc.*	1,600	52,200

Apparel, Textiles & Shoes — 0.8%
Factory 2-U Stores, Inc.*	2,600	86,125

Banking, Savings & Loans — 0.8%
Financial Federal Corp.*	3,700	88,337

Broadcasting, Publishing & Printing — 3.9%
Citadel Communications Corp.*	4,800	57,600
COX Radio, Inc. Cl. A*	7,400	166,962
Entercom Communications Corp.*	2,800	96,425
Hispanic Broadcasting Corp.*	3,800	96,900
Spanish Broadcasting System, Inc. Cl. A*	3,600	18,000

		435,887

Chemicals — 1.7%
SurModics, Inc.*	5,000	184,062

Commercial Services — 5.0%
Forrester Research, Inc.*	1,600	80,100
GoTo.com, Inc.*	16,700	122,119
MemberWorks, Incorporated*	5,400	114,750
Professional Detailing, Inc.*	1,500	158,648
Resources Connection, Inc.*	250	4,750
Teletech Holdings, Inc.*	2,600	47,775
Wireless Facilities, Inc.*	800	29,000

		557,142

Communications — 10.2%
Allegiance Telecom, Inc.*	2,700	60,117
American Tower Corp. Cl. A*	8,000	303,000
Leap Wireless International, Inc.*	1,400	35,000

	Number of Shares	Market Value

LifeMinders, Inc.*	2,800	$ 9,800
MCK Communications, Inc.*	13,200	111,375
McleodUSA, Inc.*	6,700	94,637
Metawave Communications Corp.*	11,600	105,850
Metro One Telecommunications*	5,000	125,000
Netro Corp.*	2,100	14,569
Powerwave Technologies, Inc.*	1,600	93,600
Research In Motion Limited*	1,200	96,000
Winstar Communications, Inc.*	2,000	23,375
XO Communications, Inc. Cl. A*	3,439	61,257

		1,133,580

Computer and Data Processing Services — 1.6%
Hall Kinion & Associates, Inc.*	4,300	86,537
Saba Software, Inc.*	5,500	86,625

		173,162

Computer Integrated Systems Design — 0.9%
National Instruments Corporation*	2,100	101,981

Computer Programming Services — 1.6%
Business Objects SA Sponsored*†	1,400	79,275
C-bridge Internet Solutions, Inc.*	7,800	30,469
Netegrity, Inc.*	900	48,937
Predictive Systems, Inc.*	2,200	15,744

		174,425

Computer Related Services — 0.6%
Espeed, Inc. Cl. A*	4,300	67,456

Computers & Information — 0.0%
Lantronix, Inc.*	550	3,506

Data Processing and Preparation — 0.9%
Homestore.com, Inc.*	4,900	98,612

Electrical Equipment & Electronics — 5.0%
Exar Corp.*	2,900	89,855
OAK Technology, Inc.*	6,600	57,337

	Number of Shares	Market Value

PLX Technology, Inc.*	4,050	$ 33,666
Power Integrations, Inc.*	5,300	60,950
SIPEX Corporation*	4,000	95,750
Stanford Microdevices, Inc.*	1,300	46,800
Triquint Semiconductor, Inc.*	1,100	48,056
Virata Corp.*	7,850	85,369
Visx, Inc.*	3,300	34,444

		552,227

Entertainment & Leisure — 3.6%
Direct Focus, Inc.*	1,000	33,562
Macrovision Corp.*	4,900	362,676

		396,238

Financial Services — 4.6%
Investment Technology Group, Inc.*	3,800	158,650
Knight Trading Group, Inc.*	2,200	30,662
NextCard, Inc.*	8,100	64,800
Pinnacle Holdings, Inc.*	3,200	29,000
Waddell & Reed Financial, Inc. Cl. A	6,000	225,750

		508,862

Forest Products & Paper — 0.8%
School Specialty, Inc.*	4,500	90,281

Healthcare — 9.7%
Accredo Health, Inc.*	6,200	311,162
Community Health Systems, Inc.*	1,550	54,250
Health Management Associates Cl. A*	3,700	76,775
Province Healthcare Co.*	7,050	277,594
Specialty Laboratories*	50	1,656
Sunrise Assisted Living, Inc.*	11,150	278,750
Syncor International Corp.*	2,200	80,025

		1,080,212

Information Retrieval Services — 0.3%
Multex.com, Inc.*	2,900	38,425

Internet Software — 2.2%
Firepond, Inc.*	6,100	57,569
Selectica, Inc.*	1,200	29,025
Webmethods, Inc.*	1,800	160,087

		246,681

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Lodging — 2.1%
Four Seasons Hotels, Inc.	3,600	$ 229,050

Medical Supplies — 9.0%
Aerogen, Inc.*	300	3,188
Cytyc Corp.*	6,900	431,681
Invacare Corporation	3,100	106,175
Oakley, Inc.*	10,000	135,000
Resmed, Inc.*	1,400	55,825
Respironics, Inc.*	5,800	165,300
Thoratec Laboratories Corporation*	7,000	77,000
Vascular Solutions, Inc.*	3,250	23,969

		998,138

Pharmaceuticals — 11.9%
Abgenix, Inc.*	3,800	224,438
Albany Molecular Research, Inc.*	1,100	67,788
Andrx Group*	700	40,513
Aurora Biosciences Corp.*	2,500	78,594
Bindley Western Industries, Inc.	3,900	162,094
Charles River Laboratories International, Inc.*	1,200	32,850
COR Therapeutics, Inc.*	2,500	87,969
Inhale Therapeutic Systems, Inc.*	1,600	80,800
Medarex, Inc.*	4,600	187,450
Molecular Devices Corp.*	1,000	68,438
Praecis Pharmaceuticals, Inc.*	2,000	58,500
Priority Healthcare Corporation Cl. B*	3,300	134,681
Protein Design Labs, Inc.*	1,100	95,563

		1,319,678

Prepackaged Software — 13.1%
Actuate Software Corporation*	4,900	93,713
Digex, Inc.*	6,600	148,500
Informatica Corp.*	2,700	106,819
Interactive Intelligence, Inc.*	2,100	50,663
NETIQ Corp.*	8,200	716,475
Packeteer, Inc.*	2,700	33,413
Proxicom, Inc.*	9,700	40,013
Quest Software, Inc.*	1,600	44,900
Retek, Inc.*	5,300	129,188
Tibco Software, Inc.*	2,000	95,875

		1,459,559

	Number of Shares	Market Value

Retail — 1.1%
99 Cents Only Stores*	1,800	$ 49,275
Dollar Tree Stores, Inc.*	2,900	71,050

		120,325

Telephone Utilities — 1.3%
Triton PCS Holdings, Inc. Cl. A*	1,700	57,694
WebLink Wireless, Inc.*	2,300	7,906
West Teleservices Corp.*	2,800	78,750

		144,350

Transportation — 1.5%
Forward Air Corporation*	4,400	164,175

TOTAL EQUITIES (Cost $12,656,532)		10,737,320

	Principal Amount
SHORT-TERM INVESTMENTS — 8.3%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001 (a)	$ 920,178	920,178

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		920,178

TOTAL INVESTMENTS — 105.1%
(Cost $13,576,710)**		11,657,498

Other Assets/ (Liabilities) — (5.1%)		(562,594)

NET ASSETS — 100.0%		$ 11,094,904

Notes to Portfolio of Investments
*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $920,708. Collateralized by U.S. Government Agency obligation with a rate of 10.375%, maturity date of 02/25/2010, and aggregate market value, including accrued interest, of $966,187.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $12,656,532) (Note 2)	$10,737,320
Short-term investments, at amortized cost (Note 2)	920,178

Total Investments	11,657,498
Cash	10,565
Receivables from:
Fund shares sold	7,081
Interest and dividends	3,974
Foreign taxes withheld	12
Investment adviser (Note 3)	6,105

Total assets	11,685,235

Liabilities:
Payables for:
Investments purchased	566,727
Directors’ fees and expenses (Note 3)	4,420
Affiliates (Note 3):
Investment management fees	9,591
Accrued expenses and other liabilities	9,593

Total liabilities	590,331

Net assets	$11,094,904

Net assets consist of:
Paid-in capital	$14,658,901
Undistributed net investment loss	(1,487)
Accumulated net realized loss on investments	(1,643,298)
Net unrealized depreciation on investments	(1,919,212)

$11,094,904

Shares outstanding	1,511,639

Net asset value, offering price and redemption price per share	$ 7.34

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends (net of withholding tax of $26)	$ 867
Interest	38,060

Total investment income	38,927

Expenses: (Note 2)
Investment management fees (Note 3)	77,757
Custody fees	22,756
Directors’ fees (Note 3)	8,065
Audit and legal fees	6,190
Other expenses	513

Total expenses	115,281
Expenses reimbursed (Note 3)	(29,403)

Net expenses	85,878

Net investment loss	(46,951)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(1,643,298)
Net change in unrealized appreciation (depreciation) on investments	(1,919,212)

Net realized and unrealized loss	(3,562,510)

Net decrease in net assets resulting from operations	$(3,609,461)

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (46,951)
Net realized loss on investment transactions	(1,643,298)
Net change in unrealized appreciation (depreciation) on investments	(1,919,212)

Net decrease in net assets resulting from operations	(3,609,461)

Net fund share transactions (Note 5)	14,704,365

Total increase in net assets	11,094,904

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $1,487)	$11,094,904

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Period ended 12/31/2000†
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***
Net realized and unrealized gain (loss) on investments	(2.62)

Total income (loss) from investment operations	(2.66)

Net asset value, end of period	$ 7.34

Total Return@	(26.50)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.56%	*
After expense waiver#	1.16%	*
Net investment loss to average daily net assets	(0.63)%	*
Portfolio turnover rate	119%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML Series Investment Fund (“MML Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are seven series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Large Cap Value Fund (“Large Cap Value Fund”), MML Equity Index Fund (“Equity Index Fund”), MML Growth Equity Fund (“Growth Equity Fund”), MML OTC 100 Fund (“OTC 100 Fund”), MML Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”) and MML Emerging Growth Fund (“Emerging Growth Fund”).

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

Large Cap Value Fund, OTC 100 Fund and Emerging Growth Fund commenced operations May 1, 2000.

Effective May 1, 2000, the Equity Index Fund began to offer three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus. Class I shares are a redesignation of the shares of the Fund existing prior to May 1, 2000. Class II and Class III commenced operations on May 1, 2000.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Notes to Financial Statements (Continued)

Securities Lending
Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2000, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

	Securities on loan	Collateral
Equity Index Fund	$9,316,422	$9,654,941

Growth Equity Fund	4,709,384	4,852,383

Small Cap Growth Equity Fund	8,817,798	9,046,136

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Notes to Financial Statements (Continued)

During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting :

	Paid-In Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Equity Index Fund	(2)	711	(709)
Growth Equity Fund	(7,529)	(59,103)	66,632
OTC 100 Fund	—	(22,510)	22,510
Small Cap Value Equity Fund	2,625	(37,495)	—
Small Cap Growth Equity Fund	173	(26,298)	26,125
Emerging Growth Fund	(45,464)	—	45,464

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The Growth Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of the obligations for these financial instruments at December 31, 2000 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

Growth Equity
BUYS
01/02/01	Euro	17,043	$15,871	$16,002	$131
01/03/01	Euro	11,308	10,513	10,617	104

					$235

SELL
01/02/01	British Pound	47,486	69,983	70,957	(974)

Forward Commitments
Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At December 31, 2000, the Funds had no open forward commitments.

Notes to Financial Statements (Continued)

Financial Futures Contracts
The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at December 31, 2000, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
Equity Index Fund
BUYS
15	S&P 500	03/15/01	$5,006,250	$(16,040)

OTC 100 Fund
BUYS
1	NASDAQ 100	03/15/01	237,450	(61,608)

Allocation of Operating Activity
In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class’ operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3.	Management
Fees and Other
Transactions
With Affiliates

Investment Management Fees
Under agreements between the Trust and MassMutual with services to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at the annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at the annual rate of 0.10% of the average daily net asset value of the Fund. Prior to May 1, 2000, MassMutual received a quarterly fee from the Fund at the annual rate of 0.40% of the first $100,000,000, 0.38% of the next $150,000,000, and 0.36% of any excess over $250,000,000 of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75% of the next $300,000,000, 0.72% of the next $600,000,000 and 0.65% of assets over $1.5 billion, of the average daily net asset value of the Fund.

Notes to Financial Statements (Continued)

For the OTC 100 Fund, MassMutual receives a fee from the Fund at the annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Value Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over $1 billion, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Select Advisers, L.P. (“Davis”), Bankers Trust Company doing business under the marketing name Deutche Asset Management (“DAM”), Massachusetts Financial Services Company (“MFS”), J.P. Morgan Investment Management, Inc. (“ J.P. Morgan”), Waddell & Reed Investment Management Company (“Waddell & Reed”) and RS Investment Management L.P. (“RS”). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson and Company, Inc. (“DLB”), pursuant to which DLB serves as the Funds’ sub-adviser providing day-to-day management of the Funds’ investments. The sub-advisory agreement with DLB provides that DLB manage the investment and reinvestment of the assets of the Small Cap Value Equity Fund. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual (Note 8). DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000 of aggregate net assets, 0.40% of the next $400,000,000 of assets and 0.35% of assets over $500,000,000.

Effective May 1, 2000, MassMutual has entered into an investment sub-advisory agreement with Bankers Trust Company under the marketing name Deutsche Asset Management (“DAM”), pursuant to which DAM serves as the Fund’s sub-adviser. The agreement with DAM provides that DAM manage the investment and reinvestment of the assets of the Equity Index Fund and OTC 100 Fund. DAM receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess $1,000,000,000 for the Equity Index Fund. For the OTC 100 Fund, DAM receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% of the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000. Prior to May 1, 2000, Mellon Equity Associates (“Mellon Equity”) served as the Equity Index Fund’s sub-adviser.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and 0.25% of aggregate net assets under management in excess $1,500,000,000.

Notes to Financial Statements (Continued)

The sub-advisory agreement with J.P. Morgan provides that J.P. Morgan manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. J.P. Morgan receives a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of aggregate net assets under management in excess $500,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

Administration & Shareholder Service Fees
For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual effective May 1, 2000, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

Expense Waivers
For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For the Equity Index Fund, MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund’s management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive administrative and shareholder service fees incurred during the Fund’s fiscal year for Class II and Class III in the amount of 0.05% of the average daily net assets of the respective classes.

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

Deferred Compensation
Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with the terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum. For the year ended December 31, 2000, no significant amounts have been deferred.

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2000 were as follows:
	Long-Term U.S. Government Securities	Other Long-Term Securities

Purchases

Large Cap Value Fund	$-	$16,590,942
Equity Index Fund	-	97,048,599
Growth Equity Fund	-	140,160,745
OTC 100 Fund	-	17,308,603
Small Cap Value Equity Fund	-	33,618,804
Small Cap Growth Equity Fund	-	80,116,291
Emerging Growth Fund	-	26,501,754

Sales

Large Cap Value Fund	$-	$ 1,574,138
Equity Index Fund	-	3,883,096
Growth Equity Fund	-	123,339,797
OTC 100 Fund	-	4,909,623
Small Cap Value Equity Fund	-	16,703,399
Small Cap Growth Equity Fund	-	52,429,966
Emerging Growth Fund	-	12,201,924

Notes to Financial Statements (Continued)

5. Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended December 31, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Large Cap Value Fund†
Sold	1,841,239	$18,185,323	-	$ -
Issued as reinvestment of dividends	6,445	63,591	-	-
Redeemed	(17,578)	(170,508)	-	-

Net increase	1,830,106	$18,078,406	-	$ -

Equity Index Fund Class I
Sold	4,348,681	$77,049,924	3,612,656	$60,273,099
Issued as reinvestment of dividends	99,005	1,741,508	2,846	47,708
Redeemed	(4,601,774)	(82,427,165)	(736,879)	(11,987,126)

Net increase (decrease)	(154,088)	$ (3,635,733)	2,878,623	$48,333,681

Equity Index Fund Class II†
Sold	4,101,193	$72,840,560	-	$ -
Issued as reinvestment of dividends	28,709	477,363	-	-
Redeemed	(625,461)	(11,129,212)	-	-

Net increase	3,504,441	$62,188,711	-	$ -

Equity Index Fund Class III†
Sold	2,076,213	$37,288,787	-	$ -
Issued as reinvestment of dividends	20,767	346,760	-	-
Redeemed	-	-	-	-

Net increase	2,096,980	$37,635,547	-	$ -

Growth Equity Fund
Sold	1,461,459	$19,275,200	3,084,916	$31,389,266
Issued as reinvestment of dividends	850,225	9,068,280	-	-
Redeemed	(117,784)	(1,546,821)	(49,311)	(541,849)

Net increase	2,193,900	$26,796,659	3,035,605	$30,847,417

OTC 100 Fund†
Sold	1,336,233	$12,948,785	-	$ -
Issued as reinvestment of dividends	8,729	55,757	-	-
Redeemed	(21,402)	(192,161)	-	-

Net increase	1,323,560	$12,812,381	-	$ -

Small Cap Value Equity Fund
Sold	2,398,805	$21,068,390	1,355,252	$11,230,375
Issued as reinvestment of dividends	55,249	501,296	4,409	37,437
Redeemed	(329,916)	(2,888,930)	(173,705)	(1,431,007)

Net increase	2,124,138	$18,680,756	1,185,956	$ 9,836,805

Small Cap Growth Equity Fund
Sold	2,160,410	$35,185,032	2,994,549	$31,119,923
Issued as reinvestment of dividends	766,660	10,547,895	-	-
Redeemed	(121,113)	(1,878,851)	(30,078)	(356,487)

Net increase	2,805,957	$43,854,076	2,964,471	$30,763,436

Emerging Growth Fund†
Sold	1,535,052	$14,919,903	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(23,413)	(215,538)	-	-

Net increase	1,511,639	$14,704,365	-	$ -

†	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
*	For the period May 1, 1999 (commencement of operations) through December 31, 1999 for the Growth Equity and Small Cap Growth Equity Fund.
Notes to Financial Statements (Continued)

6. Foreign Securities
The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At December 31, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

Fund name	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$ 16,441,958	$ 1,891,485	$ (1,907,239)	$ (15,754)
Equity Index Fund	178,929,425	24,916,841	(20,412,408)	4,504,433
Growth Equity Fund	59,857,357	4,312,616	(6,235,334)	(1,922,718)
OTC 100 Fund	12,547,865	216,831	(4,760,549)	(4,543,718)
Small Cap Value Equity Fund	39,240,565	7,484,997	(3,633,310)	3,851,687
Small Cap Growth Equity Fund	77,024,084	8,179,897	(12,632,786)	(4,452,889)
Emerging Growth Fund	13,807,005	915,742	(3,065,249)	(2,149,507)

At December 31, 2000, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Large Cap Value Fund	$ 8,346	December 31, 2008
Equity Index Fund	163,809	December 31, 2008
Small Cap Value Equity Fund	276,344	December 31, 2006
Small Cap Value Equity Fund	626,497	December 31, 2007
Small Cap Value Equity Fund	646,698	December 31, 2008
Emerging Growth Fund	1,049,421	December 31, 2008

The following Funds elected to defer to January 1, 2001 post-October losses:

Amount
Large Cap Value Fund	$ 4,924
Growth Equity Fund	2,630,412
OTC 100 Fund	235,954
Emerging Growth Fund	363,582

The following Fund elected to defer January 1, 2001 post-October currency losses:
Amount
Growth Equity Fund	$ 1,108

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2000:

Capital Gains Dividend
Growth Equity Fund	$ 230,495
Small Cap Growth Equity Fund	1,446,470
Notes to Financial Statements (Continued)

8. Corporate Reorganization
Effective January 1, 2000, MassMutual completed an internal corporate reorganization among certain of the investment advisory functions and subsidiaries (the “Reorganization”). The Reorganization combined the business operations of MassMutual’s Investment Management division (the “IM Division”) and Charter Oak Capital Management, Inc. (“Charter Oak”), a majority-owned indirect subsidiary of MassMutual, with and into DLB. DLB is a majority-owned (85%) indirect subsidiary of MassMutual. DLB is registered with the Securities & Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, prior to the Reorganization, served as investment sub-adviser to the MML Small Cap Value Equity Fund.

Independent Auditors’ Report

The Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund (collectively the “Funds”) which are components of the MML Series Investment Fund (“The MML Trust”), as of December 31, 2000, and the related statements of operations, for the year then ended and of changes in net assets and financial highlights for the years ended December 31, 2000 and 1999. These financial statements and financial highlights are the responsibility of the MML Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the two years ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 12, 2001
Special Meeting of Shareholders of MML Equity Index Fund (Unaudited)

A Special Meeting of Shareholders of MML Equity Index Fund was held on April 3, 2000. Notice of the meeting, and a Proxy Statement, were distributed on or about February 28, 2000 to shareholders of record as of February 14, 2000. Proxies were solicited in connection with three proposals:

(1)
To approve MassMutual retaining Bankers Trust Company, which does business under the marketing name of Deutsche Asset Management (“DAM”), as investment sub-adviser to the MML Equity Index Fund, replacing the existing sub-adviser Mellon Equity Associates, LLP;

(2)	To amend the Agreement and Declaration of Trust of MML Series Investment Fund to provide for MML Equity Index Fund to issue multiple classes of shares; and

(3)
To approve an arrangement that would permit MassMutual or other investment adviser to the MML Equity Index Fund to appoint new investment sub-advisers from time to time without shareholder approval of the terms of the new investment sub-advisory agreement.

The results of the votes on the matters submitted to shareholders at the Special Meeting are as follows:

	Shares	Shares For	%	Against	%	Abstain	%
Proposal 1: Approve New Investment Sub- Advisory Agreement	698,296.771	629,909.754	90.207	28,636.911	4.101	39,750.106	5.692
Proposal 2: Approve Amendment to Declaration of Trust	698,296.771	620,153.024	88.809	37,765.974	5.408	40,377.772	5.782
Proposal 3: Approve Arrangement for MassMutual to enter into new or amended Sub-Advisory Agreements	698,296.771	548,897.596	78.605	103,006.388	14.751	46,392.787	6.644